UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21593

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KAYNE ANDERSON ENERGY
INFRASTRUCTURE FUND, INC.

(Exact name of registrant as specified in charter)

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717 Texas Avenue, Suite 2200, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Michael J. O’Neil
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 2200, Houston, Texas 77002
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2025

Date of reporting period: November 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Reports to Stockholders.

The report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Registrant”) to stockholders for the fiscal year ended November 30, 2025 is attached below.

KAYNE ANDERSON
» ENERGY INFRASTRUCTURE

ANNUAL REPORT

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC. (KYN)

NOVEMBER 30, 2025

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy infrastructure company industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Company could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Company’s concentration of investments in energy infrastructure companies subjects it to the risks of midstream, renewable infrastructure and utility entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
Disclosure Pursuant to Rule 8b-16 under the Investment Company Act of 1940

Rule 8b-16 Disclosure

The following information in this annual report is a summary of certain changes since December 1, 2024. This information may not reflect all the changes that have occurred since you purchased shares of the Company.

Rule 8b-16 under the Investment Company Act of 1940, as amended, requires that we disclose certain information to stockholders in our annual report. That disclosure is included in this report as follows:

(1)     information about our dividend investment plan is included on pages 82-84;

(2)     information about our investment objectives and policies is included on page 49. There were no material changes to our investment objectives and policies that were not approved by stockholders;

(3)     information regarding the principal risk factors associated with an investment in the Company is included on pages 50-75. There were no material changes to those risk factors;

(4)     there were no changes to our charter or by-laws that were not approved by stockholders that delay or prevent a change of control; and

(5)     James C. Baker, Jr. and Harrison J. Little, continue to be portfolio managers of the Company, and are the persons primarily responsible for the day-to-day management of the Company’s investment portfolio.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

December 18, 2025

Dear Fellow Stockholders,

We are pleased to provide an update on KYN’s performance, portfolio positioning, and the energy infrastructure market. In summary: We are proud of our accomplishments over the last five years and optimistic about the outlook for the Company’s portfolio investments. The energy infrastructure sector is an asset class that we believe serves a critical role in investors’ portfolios, and KYN is an efficient and differentiated way to invest in this sector.

KYN’s Net Asset Return and Market Return were negative 1.0% and negative 2.0%, respectively, for fiscal 2025.(1),(2) KYN’s Net Asset Return was modestly better than the Alerian Midstream Energy Index (negative 1.1%), but below our expectations at the start of the year. Given the midstream sector’s phenomenal performance over the prior four years, it is not surprising to experience a year of near “break-even” returns. For the five-year period ended November 30, 2025, KYN’s Net Asset Return was 211% (25.5% on an annualized basis) and its Market Return was 228% (26.8% on an annualized basis).

Fiscal 2025 was an eventful (and at times volatile) year in the financial markets. The new U.S. administration implemented numerous policy initiatives during the year, and the full impact of these actions on the global economy is still being determined. While we anticipate similar periods of higher-than-normal uncertainty during fiscal 2026, we believe KYN is positioned to navigate this type of market backdrop. The Company is well capitalized with leverage levels (and downside cushions) that take into account the potential for periods of market volatility.(3)

We have made this point consistently in our stockholder letters, but it bears repeating — energy infrastructure plays an essential role in the global economy. These “must run” assets enable society’s modern way of life. These businesses generate material (and growing) levels of free cash flow and are an attractive way for investors to gain exposure to listed real assets. Further, equity investments in energy infrastructure companies provide holders exposure to some of the most consequential (and durable) trends in the global economy, pay attractive dividends and provide an important hedge against higher-than-expected levels of inflation. Put simply, the case for owning listed energy infrastructure is robust.

One of the most important points we want to convey in this letter: We believe KYN has the potential to generate low-to-mid teens annual returns over the next five years.(4) Given recent developments in the energy infrastructure sector, our confidence in this scenario has increased over the last year. Our expectations are underpinned by improving demand growth trends, increased project backlogs and growing earnings and free cash flows for the Company’s portfolio investments.

Recent Distribution Increase

We understand how important distributions are to the Company’s investors, and one of management’s key goals is to pay the most attractive distribution we can responsibly pay. Earlier today, KYN declared a monthly distribution of $0.085 per share payable in January 2026. This represents a 6.3% increase over the monthly distribution to be paid in December 2025. Based on the Company’s recent stock price, KYN’s annualized distribution rate is 8.8%.(5) Over the last five years, we have increased KYN’s distribution by 70%.(6)

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Note: Footnotes can be found on page 7.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

This recent distribution increase is an indication of management’s confidence in the long-term fundamentals supporting KYN’s portfolio investments. Management strives to continue to responsibly grow KYN’s distribution rate (as supported by the Company’s operating results) while also maintaining the flexibility to navigate dynamic market cycles.

Review of Fiscal 2025

It was a very strong year for the key domestic equity indices — the S&P 500 and NASDAQ were up 15.0% and 22.4%, respectively.(7) This performance was driven by a narrow cohort of large capitalization technology companies and enthusiasm around artificial intelligence (A.I.). Performance, while positive on the whole, was more mixed across the broader U.S. equity market. A good illustration of this point is the difference in performance between the S&P 500 Equal Weight index and the S&P 500 index — the equal-weight version of this index was up 4.0% in fiscal 2025, meaningfully underperforming the market-cap-weighted index.

Interest rates, inflation trends and monetary policy added another layer of complexity during fiscal 2025. The 10-year U.S. government bond rallied modestly, ending the year at a yield of 4.0%. Inflation moderated during the year, albeit at levels stubbornly above the Federal Reserve’s 2% target. After pausing for nine months, the Federal Reserve (the Fed) reduced the federal funds rate three times this fall (75 basis points in total) as weakness in the labor market pushed policymakers toward a more accommodative stance. Consensus expectations are for additional interest rate cuts in 2026, but the path forward for interest rates and inflation is far from certain.

During fiscal 2025, the midstream sector (as represented by the AMNA) was down 1.1%, the power sector (as represented by the XLU) was up 12.5% and the energy sector (as represented by the XLE) was down 2.2%. The power sector, which is benefitting from a step-function change in power demand over the next two decades, was the star performer within the energy infrastructure sector.(8),(9),(10)

	Total Returns
	Equity Market Indices			Energy Indices			KYN(1)
	S&P 500	NASDAQ	DJIA	AMNA(8)	XLU(9)	XLE(10)
Fiscal 2025(11)	15.0%	22.4%	8.0%	(1.1)%	12.5%	(2.2)%	(1.0)%

Energy Infrastructure Sector

Within the midstream sector, fiscal 2025 represented a uniquely bifurcated market — natural gas-focused companies benefitted from the commodity’s secular demand growth narrative while liquids-focused companies dealt with a challenging price outlook for crude oil and natural gas liquids (NGLs).

The power sector’s structural increase in natural gas demand was a key area of focus in fiscal 2025 as was increased demand from domestic liquified natural gas (LNG) export facilities. These two mega trends are expected to continue for at least the next decade and drive a favorable backdrop for the midstream sector. In contrast, it was a challenging year for crude oil, with prices declining roughly $15 per barrel and ending the fiscal year in the high $50s. Markets were forced to balance persistent geopolitical tension (Russia-Ukraine, Venezuela, Iran, among others) against rising OPEC+ supply and expectations for a surplus of crude oil supply over the next year.

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Note: Footnotes can be found on page 7.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

These dynamics created one of the widest divergences in narratives and valuations in the midstream sector in over a decade. The Company began taking steps late last year to position for this shifting outlook. Further, as it relates to KYN’s current portfolio positioning, “different” does not necessarily translate to “unattractive.” We see an important role for both natural gas-focused midstream investments and liquids-focused midstream investments in KYN’s portfolio. Liquids-focused midstream companies continue to offer compelling return potential, supported by strong free cash flows and healthy dividend yields. Our approach to investing in these businesses emphasizes selectivity, scale, asset diversification, and balance sheet strength.

Fiscal 2026 Outlook

View on Broader Financial Markets

As we look ahead to the coming year, we have a measured but constructive view on U.S. equity markets. Corporate earnings growth, which was meaningfully better than expected this year, is a trend we anticipate continuing in 2026. While Fed policy is likely to remain data-dependent, recent rate cuts and the potential for further easing in 2026 should provide a helpful foundation for the stock market. We are watching the direction of the economy closely and are attentive to signs of excess in the financial markets (particularly the degree of concentration and momentum within the “A.I. trade”). Political dynamics are also poised to influence broader market sentiment, with midterm elections, the potential for a divided government, and a new Fed Chair contributing to a higher-than-usual level of “noise.” Overall, it is a constructive backdrop but not without its risks — selectivity and discipline are the order of the day.

View on Natural Gas Markets

We believe that natural gas markets will continue to benefit from structural demand drivers (LNG export expansion, rising power needs, and industrial reshoring) all of which create a strong, durable backdrop for energy infrastructure. These forces support sustained volume growth and increased project backlogs across natural gas systems.

We believe it is important to clarify that our constructive view is focused on demand growth (i.e., volumes) rather than a bullish call on natural gas prices. While we expect prices may move higher at times, we believe the more defining feature of future natural gas prices will be increased volatility and seasonality. Importantly — as we have consistently pointed out — volume growth, not price, is what matters most for midstream financial results.

Natural gas-focused midstream companies are well positioned to benefit from the secular demand growth trends highlighted above. While these names have re-rated over the last two years (i.e., higher stock prices), they continue to be attractively valued in our opinion — in particular given the durability of these companies’ growth rates.

View on Crude Oil Markets

Our outlook for crude oil prices and volumes remains cautious. In the absence of a coordinated response from OPEC+, we expect crude prices to languish as inventories continue to build in 2026. It is unlikely that the imbalance is resolved exclusively by demand growth, which means the industry will need to at least partially “solve” the issue through supply-side adjustments (i.e., lower production levels). In practice,

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Note: Footnotes can be found on page 7.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

this can come from several sources — none of which are mutually exclusive — including U.S. upstream companies scaling back activity levels (i.e., drilling less), OPEC+ reinstating larger production curtailments, or a combination of both. Physical supply disruptions associated with geopolitical risk are a wild card in this forecast. We are watching several areas very closely but do not anticipate disruptions (if any) having a lasting impact on crude oil production levels.

Despite this backdrop, we believe liquids-focused midstream businesses remain well positioned to operate effectively in today’s price environment. The sector has very limited direct commodity price exposure and — given its balance sheet strength and growing free cash flows — is built to deliver durable returns across commodity cycles. That said, this is an environment where quality matters, and certain companies can navigate this market backdrop better than others. For the better positioned liquids-focused midstream companies, we believe current valuations more than adequately compensate KYN for any headwinds associated with a potential shorter-term decline in domestic crude production levels.

View on Power Infrastructure

It is an exciting time in the power infrastructure sector, and our outlook for these equities is constructive. Utilities delivered strong returns in fiscal 2025, supported by accelerating earnings growth and some of the most favorable load-growth trends the sector has seen in decades. Utilities are entering a period of significant expansion to support rising power demand. Healthy balance sheets and robust access to capital markets should enable the sector to efficiently finance their rising capital expenditures budgets. We expect affordability concerns (i.e., rising power prices) to be a noteworthy part of the political narrative in 2026, and KYN’s power infrastructure exposure is focused on companies with manageable rate-case dynamics. The Company’s exposure in this subsector is not limited to just utilities — there are many attractive companies within the power infrastructure value chain. While KYN currently has a smaller allocation to this subsector, we believe it plays an important role and anticipate increasing the Company’s holdings in power infrastructure over the next few years.

Portfolio Positioning

As of November 30, 2025, 95% of the portfolio was invested in midstream equities, 3% in power infrastructure equities and 2% in credit and other investments. The substantial majority of KYN’s portfolio (98%) is invested in listed securities (i.e., public companies). Our approach remains centered on high-conviction equity investments in large-cap midstream companies, which are businesses we believe can compound equity value across a range of macro and commodity price outcomes. We continue to manage risk deliberately with more moderate leverage levels and ample downside cushions.

While midstream equity will continue to be the “anchor tenant” in KYN’s portfolio for the foreseeable future, the fund does have exposure to equity investments in the power infrastructure sector as well as exposure to energy infrastructure credit securities. Both areas serve an important role in KYN’s overall portfolio construction.

Why does KYN invest in the power infrastructure sector? These equities have a return outlook similar to the Company’s midstream investments, and investments in power infrastructure companies are synergistic with KYN’s midstream exposure. For example, the mega trends benefitting the energy infrastructure sector extend beyond midstream, with power infrastructure a direct beneficiary of the “power supercycle.” Further, power infrastructure equities provide portfolio diversification benefits for the fund.

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Note: Footnotes can be found on page 7.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

We are big believers in the investment thesis for energy infrastructure credit, and KYN will continue its history of selectively investing in the sector’s credit securities. Credit can enhance the portfolio’s overall yield, dampen volatility and provide attractive “off-the-run” investment opportunities for KYN.

While it has been many years since private investments were a large allocation in KYN’s portfolio (2% as of this fiscal year end), we are excited about the potential to provide highly-customized, directly-originated financings to private and public energy infrastructure companies. Our team is actively working to grow this segment of the portfolio in fiscal 2026 and beyond. We will remain disciplined in executing these investments, focusing our efforts on opportunities that present compelling risk-adjusted returns.

Why Invest in KYN?

We believe that KYN — with its flexible investment mandate, permanent capital base, and expertise in providing capital solutions to both public and private companies — is an attractive means to gain exposure to the North American energy infrastructure sector. The Company provides this exposure in an easy-to-own structure with daily liquidity, an attractive monthly distribution, and the tax simplicity of a single Form 1099.

We appreciate the trust you have placed in us and are grateful for your support. We are confident the stage is set for a successful 2026 and beyond. We value the opportunity to connect with our fellow stockholders and encourage you to reach out with any questions, comments or feedback. We look forward to hearing from you.

Sincerely,

James C. Baker, Jr.
Chairman of the Board
President and Chief Executive Officer

For more information:
cef@kayneanderson.com // 877.657.3863

www.kaynefunds.com

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Note: Footnotes can be found on page 7.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

(1)	Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through the Company’s dividend reinvestment plan).
(2)	Market Return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through the Company’s dividend reinvestment program).
(3)

Downside cushion reflects the decrease in total asset value that could be sustained while maintaining compliance with leverage levels under the Investment Company Act of 1940, as amended, and KYN’s financial covenants.

(4)

Actual events and conditions may differ materially from the assumptions used to establish this return estimate (“target returns”). Target returns are neither a guarantee nor a prediction or projection of future performance and there can be no assurance that the target returns will be achieved. Target returns for individual investments may be either greater or less than the target return. A broad range of risks could cause KYN to fail to meet its investment objectives and/or these target returns. The target returns set forth herein should not be viewed as an indicator of likely performance or investor returns. While subject to numerous assumptions, the primary considerations incorporated into these target returns are estimated dividend yields from portfolio holdings of 4% to 6%, estimated annual growth in dividends and cash flows of 5% to 7%, and estimated annual “excess” free cash flow of 0% to 3% for KYN’s portfolio investments. After incorporating the impacts of fees, expenses and leverage, Kayne Anderson views KYN as having the potential to generate 10% to 15% annual returns on a net basis for investors. There is no guarantee that the facts on which such assumptions are based will materialize as anticipated.

(5)

The annualized distribution rate of 8.8% is based on KYN’s monthly distribution for January 2026 ($0.085 per share; $1.02 per share annualized) and its closing stock price of $11.64 per share as of December 18, 2025. Payment of future distributions is subject to approval by KYN’s Board of Directors.

(6)

Based on KYN’s $0.085 per share monthly distribution to be paid January 30, 2026 ($1.02 per share annualized) compared to the $0.15 per share quarterly distribution paid December 31, 2020 ($0.60 per share annualized).

(7)	Unless otherwise noted, all returns presented in this letter are total return calculations assuming the reinvestment of dividends.
(8)	The selected benchmark for the midstream sector is the Alerian Midstream Energy Index (AMNA).
(9)	The selected benchmark for the U.S. utility sector is the Utilities Select Sector SPDR Fund (XLU), which is an ETF linked to the Utilities Select Sector Index (IXU), a subset of the S&P 500.
(10)

The selected benchmark for the broad U.S. energy sector is the Energy Select Sector SPDR Fund (XLE), which is an exchange-traded fund (“ETF”) linked to the Energy Select Sector Index (IXE), a subset of the S&P 500.

(11)	Fiscal 2025 (December 1, 2024 – November 30, 2025).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio of Long-Term Investments by Category

November 30, 2025

Other
2%
Power
Infrastructure
3%
Midstream Energy
Company
95%

November 30, 2024

Other
2%
Power
Infrastructure
3%
Midstream Energy
Company
95%

Top 10 Holdings by Issuer

Holding		Category	Percent of Long-Term Investments as of November 30,
			2025	2024
1.	The Williams Companies, Inc.	Midstream Energy Company	10.7%	9.8%
2.	Enterprise Products Partners L.P.	Midstream Energy Company	10.4	10.1
3.	MPLX LP	Midstream Energy Company	9.7	9.0 (1)
4.	Energy Transfer LP	Midstream Energy Company	9.5	10.4
5.	Kinder Morgan, Inc.	Midstream Energy Company	7.7	6.0
6.	Cheniere Energy, Inc.	Midstream Energy Company	7.4	6.4
7.	TC Energy Corporation	Midstream Energy Company	6.8	3.6
8.	ONEOK, Inc.	Midstream Energy Company	6.0	7.1
9.	Enbridge Inc.	Midstream Energy Company	5.5	3.7
10.	Western Midstream Partners, LP	Midstream Energy Company	4.0	4.2

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(1)      Includes ownership of common and preferred units.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. We intend to achieve our investment objective by investing at least 80% of our total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary of Key Terms for the meaning of capitalized terms not otherwise defined herein.

As of November 30, 2025, we had total assets of $3.2 billion, net assets applicable to our common stockholders of $2.3 billion (net asset value of $13.79 per share) and 169.1 million shares of common stock outstanding.

Results of Operations — For the Three Months Ended November 30, 2025

Investment Income.    Investment income totaled $28.1 million for the quarter. We received $41.6 million of dividends and distributions. We estimated that $14.1 million of the dividends and distributions received were return of capital distributions and/or distributions in excess of cost basis. Interest income was $0.6 million.

Operating Expenses.    Operating expenses totaled $18.9 million, including $10.5 million of investment management fees (net of fee waivers), $5.8 million of interest expense, $1.6 million of preferred stock distributions and $1.0 million of other operating expenses.

Net Investment Income.    Our net investment income was $7.4 million and included a current tax expense of $1.7 million and a deferred tax expense of $0.1 million.

Net Realized Gains.    We had net realized gains of $0.3 million, consisting of realized gains from long term investments of $7.4 million, a current tax benefit of $6.3 million and a deferred tax expense of $13.4 million.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $27.7 million. The net change consisted of a $23.3 million increase in unrealized gains on investments and a deferred tax benefit of $4.4 million.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $35.4 million.

Results of Operations — For the Fiscal Year Ended November 30, 2025

Investment Income.    Investment income totaled $97.4 million for the fiscal year. We received $163.0 million of dividends and distributions. We estimated that $66.7 million of the dividends and distributions received were return of capital distributions and/or distributions in excess of cost basis. Return of capital and distributions in excess of cost basis were decreased by $1.6 million (net) during the year due to 2024 tax reporting information that we received in fiscal 2025. Interest income for the year was $1.1 million.

Operating Expenses.    Operating expenses totaled $77.8 million, including $43.5 million of investment management fees (net of fee waivers), $23.8 million of interest expense, $6.5 million of preferred stock distributions and $4.0 million of other operating expenses.

Net Investment Income.    Our net investment income totaled $17.6 million and included a current tax expense of $2.0 million.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Realized Gains.    We had net realized gains from our investments of $63.0 million, consisting of realized gains from long term investments of $91.3 million, $0.7 million of realized gains from securities sold short, a current tax expense of $29.1 million and a deferred tax benefit of $0.1 million.

Net Change in Unrealized Gains.    We had a net decrease in unrealized gains of $127.5 million. The net change consisted of a $186.2 million decrease in our unrealized gains on investments and a deferred tax benefit of $58.7 million.

Net Decrease in Net Assets Resulting from Operations.    As a result of the above, we had a net decrease in net assets resulting from operations of $46.9 million.

Management Discussion of Fund Performance

See Letter to Stockholders for a more fulsome discussion of the Company’s performance during the fiscal year ended November 30, 2025.

The below graph illustrates the hypothetical growth of $10,000 based upon the total return performance of the Company’s common share price (“KYN Market Price”) and net asset value per share price (“KYN NAV”) for the 10-year period ended November 30, 2025 as compared to the total return of the Alerian MLP Index (“AMZ”).

____________

(1)      KYN Market Price and NAV return assume that distributions have been reinvested at actual prices pursuant to the Company’s dividend reinvestment plan. Returns reflect the deduction of management fees and expenses but do not reflect transaction fees or broker commissions.

(2)      The Alerian Midstream Energy Index (“AMNA”) launched on June 25, 2018. For the purposes of this chart, the hypothetical growth of $10,000 begins as of November 30, 2018. As such, there is no return data for the AMNA for the 10-year period ended November 30, 2025.

The table and graph do not reflect any deduction for taxes that a shareholder may pay on distributions or the disposition of Company shares. Index performance is shown for illustrative purposes only and does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

The AMZ is an index of energy infrastructure Master Limited Partnerships (MLPs). The AMZ is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.

The AMNA is a broad-based composite of North American energy infrastructure companies (which includes both MLPs and taxable corporations). The AMNA is a capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.

Distributions to Common Stockholders

The Company pays distributions on a monthly basis. During the three months ended November 30, 2025, the Company paid a monthly distribution of $0.08 per common share on each of the following dates: September 30, 2025, October 31, 2025 and November 28, 2025. Additional information regarding the Company’s recent distribution increase is included in the Letter to Stockholders. Payment of future distributions is subject to the approval of the Company’s Board of Directors, as well as meeting the covenants on the Company’s debt agreements and the terms of its preferred stock.

The Board of Directors considers several items in setting our distributions to common stockholders including net distributable income (as defined below), realized and unrealized gains and expected returns for portfolio investments.

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the Reconciliation of NDI to GAAP section for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2025	Fiscal Year Ended November 30, 2025
Distributions and Other Income from Investments
Dividends and Distributions	$41.6	$163.0
Interest and Other Income	0.6	1.1
Total Distributions and Other Income from Investments	$42.2	$164.1
Expenses
Net Investment Management Fee	(10.5)	(43.5)
Other Expenses	(1.0)	(4.0)
Interest Expense	(5.8)	(23.8)
Preferred Stock Distributions	(1.6)	(6.5)
Income Tax Expense, net	(1.8)	(2.0)
Net Distributable Income (NDI)	$21.5	$84.3
Weighted Shares Outstanding	169.1	169.1
NDI per Weighted Share Outstanding	$0.127	$0.498

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•   A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•   GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•   We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Liquidity and Capital Resources

As of November 30, 2025, we had total leverage outstanding of $572 million, which was comprised of $18 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”), $400 million of senior unsecured notes (“Notes”) and $154 million of mandatory redeemable preferred stock (“MRP Shares”).

As of November 30, 2025, total leverage represented approximately 18% of total assets. Under normal market conditions, our policy is to utilize leverage in an amount that represents approximately 20% to 25% of total assets. Currently, we intend to operate with leverage below the lower end of this range, maintaining total leverage in a range of approximately 17.5% to 20% of total assets.

As of November 30, 2025, we had $2 million of short term investments in money market funds. As of January 20, 2026, we had $49 million of borrowings outstanding under our Credit Facility and we had $1 million of short term investments in money market funds.

Our Credit Facility has a total commitment of $175 million and matures on February 19, 2026. The interest rate on borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility. We expect to renew this facility in February 2026.

As of November 30, 2025, we had $400 million of Notes outstanding that mature between 2028 and 2036 and we had $154 million of MRP Shares outstanding that are subject to mandatory redemption between 2026 and 2032. We expect to have sufficient capacity under our Credit Facility to refinance the upcoming 2026 MRP Shares maturity ($12 million), although we may elect to refinance all or a portion of such maturity through the issuance of new MRP Shares or other financing alternatives.

At November 30, 2025, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 695% for debt and 508% for total leverage (debt plus preferred stock). We target asset coverage ratios that give us the ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our leverage (we refer to this as our “downside cushion”). At this time, we target asset coverage ratios that provide approximately 55% to 60% of downside cushion relative to our financial covenants. Our leverage targets are dependent on market conditions as well as certain other factors and may vary from time to time.

As of November 30, 2025, our total leverage consisted of 97% of fixed rate obligations and 3% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 4.83%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2025
(amounts in 000’s)

Description	No. of Shares/Units	Value
Long-Term Investments — 137.9%
Equity Investments(1) — 137.7%
Midstream Energy Company(2) — 130.6%
Antero Midstream Corporation	3,009	$54,186
Archrock, Inc.	469	11,504
Cheniere Energy, Inc.	1,147	239,000
DT Midstream, Inc.	577	70,091
Enbridge Inc.(3)	3,604	175,812
Energy Transfer LP	18,271	305,308
Enterprise Products Partners L.P.	10,176	333,175
Excelerate Energy, Inc.	705	19,799
Hess Midstream LP	1,274	42,892
Ironwood Midstream Energy Partners III LLC — Series A Units(4)(5)(6)(7)	5	441
Ironwood Midstream Energy Partners III LLC — Series B Units(4)(5)(6)(7)	216	19,484
Kinder Morgan, Inc.	9,058	247,459
MPLX LP	5,748	312,310
ONEOK, Inc.	2,638	192,120
Pembina Pipeline Corporation(3)	1,394	54,357
Plains All American Pipeline, L.P.	4,746	82,633
Plains All American Pipeline, L.P. — Series B Preferred Units(8)	5,000	4,997
Rockpoint Gas Storage Inc.(3)(7)	729	14,599
Sentinel Midstream Highline JV Holdings LLC(4)(5)(9)(10)	1,500	45,375
Sunoco LP — Series A Preferred Units(5)(11)	10,000	10,175
Targa Resources Corp.	690	120,906
TC Energy Corporation(3)	4,011	219,491
The Williams Companies, Inc.	5,629	343,000
Western Midstream Partners, LP	3,248	127,756
		3,046,870
Power Infrastructure Company(2) — 4.3%
Entergy Corporation	399	38,920
Sempra Energy	657	62,184
		101,104
Other — 1.4%
Linde plc(3)	80	32,969
Energy and Power Services Company(2) — 1.4%
Quanta Services, Inc.	68	31,590
Total Equity Investments (Cost — $2,285,657)		3,212,533

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2025
(amounts in 000’s)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Debt Investments — 0.2%
Midstream Energy Company(2) — 0.2%
South Bow Corporation(3)	7.50%	3/1/2055	$3,000	$3,182
Tallgrass Energy Partners, LP(5)	6.75	3/15/2034	1,505	1,507
Total Debt Investments (Cost — $4,538)				4,689
Total Long-Term Investments (Cost — $2,290,195)				3,217,222

	No. of Shares/Units
Short-Term Investment — Money Market Fund — 0.1%
First American Money Market Treasury Obligations Fund — Class X Shares, 3.89%(12) (Cost — $1,585)	1,585	1,585
Total Investments — 138.0% (Cost — $2,291,780)		3,218,807

Debt		(418,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(153,603)
Current Income Tax Receivable, net		822
Deferred Income Tax Liability, net		(304,175)
Other Liabilities in Excess of Other Assets		(11,591)
Net Assets Applicable to Common Stockholders		$2,332,260

____________

(1)     Unless otherwise noted, equity investments are common shares/common units.

(2)     Refer to Glossary of Key Terms for definitions of Midstream Energy Company, Power Infrastructure Company and Energy and Power Services Company.

(3)     Foreign security.

(4)     Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(5)     The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of November 30, 2025, the aggregate value of restricted securities held by the Company was $76,982 (2.4% of total assets), which included $11,682 of Level 2 securities and $65,300 of Level 3 securities. See Note 7 — Restricted Securities.

(6)     Ironwood Midstream Energy Partners III LLC (“IMEP III”) is a privately-held operating company organized to acquire, build, own, and operate midstream assets. The Company holds Series A voting units (“IMEP III Series A Units”) and Series B non-voting units (“IMEP III Series B Units”). The IMEP III Series A Units and Series B Units rank pari passu with respect to priority of distributions and liquidation preference and are senior to all other classes of equity. The IMEP III Series A and Series B Units have a two-year lock-up through March 13, 2027. The Company’s ownership of IMEP III Series A Units represents 49% of the voting interests in IMEP III. Under the 1940 Act, a company is generally presumed to “control” a portfolio company if it, together with affiliates, owns 25% or more of the portfolio company’s outstanding voting securities. Accordingly, IMEP III is deemed to be a control affiliate of the Company. See Note 2 — Significant Accounting Policies, Note 3 — Fair Value and Note 5 — Agreements and Affiliations.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2025
(amounts in 000’s)

(7)     Security is non-income producing.

(8)     Plains All American Pipeline, L.P. Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units have a liquidation preference of $1,000 per unit with a quarterly distribution payable at a rate equal to three-month SOFR plus a spread of 4.37%. As of November 30, 2025, the distribution rate was 8.22%.

(9)     The Company considers itself an affiliate of Sentinel Midstream Highline JV Holdings LLC (“Sentinel Midstream”). See Note 5 — Agreements and Affiliations.

(10)   Sentinel Midstream is a privately-held company that operates energy infrastructure assets near the Texas and Louisiana Gulf Coast which are referred to as Enercoast Energy Infrastructure (“EEI”). The Company is the owner of Series A-2 units which represent a membership interest in Sentinel Midstream (“Sentinel-EEI Series A-2 Units”). The Sentinel-EEI Series A-2 Units are pari passu with Series A-1 and Series A-3 Units, and are senior to other classes of common equity in terms of liquidation preference and priority of distributions. See Note 3 — Fair Value.

(11)   Sunoco LP Series A Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Units have a liquidation preference of $1,000 per unit with a semi-annual distribution payable at a fixed rate (subject to reset in September 2030). As of November 30, 2025, the distribution rate was 7.88%.

(12)   The rate indicated is the yield as of November 30, 2025.

As of November 30, 2025, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	84.5%
Canada	14.5%
Europe/U.K.	1.0%

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2025
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated investments (Cost — $2,237,847)	$3,151,922
Affiliated investments (Cost — $30,206)	45,375
Control-affiliated investments (Cost — $22,142)	19,925
Short-term investments (Cost — $1,585)	1,585
Dividends, distributions and other income receivable (Cost — $2,634)	2,642
Current income tax receivable, net	822
Deferred credit facility offering costs and other assets	593
Total Assets	3,222,864

LIABILITIES
Investment management fee payable, net	10,544
Accrued directors’ fees	263
Accrued expenses and other liabilities	8,083
Deferred income tax liability, net	304,175
Credit facility	18,000
Notes	400,000
Unamortized notes issuance costs	(3,043)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (6,144,117 shares issued and outstanding)	153,603
Unamortized mandatory redeemable preferred stock issuance costs	(1,021)
Total Liabilities	890,604
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,332,260
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (169,126,038 shares issued and outstanding, 193,855,883 shares authorized)	$169
Paid-in capital	2,572,187
Total distributable earnings (loss)	(240,096)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,332,260
NET ASSET VALUE PER COMMON SHARE	$13.79

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2025
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$158,044
Affiliated investments	4,638
Money market mutual funds	323
Total dividends and distributions (after foreign taxes withheld of $3,111)	163,005
Return of capital	(63,932)
Distributions in excess of cost basis	(2,813)
Net dividends and distributions	96,260
Interest income
Non-affiliated investments	1,088
Total Investment Income	97,348

Expenses
Investment management fees	45,407
Directors’ fees	1,149
Professional fees	957
Administration fees	584
Insurance	310
Reports to stockholders	282
Stock exchange listing fees	177
Custodian fees	154
Other expenses	348
Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	49,368
Investment management fee waiver	(1,880)
Interest expense including amortization of issuance costs	23,804
Distributions on mandatory redeemable preferred stock including amortization of issuance costs	6,490
Total Expenses — before taxes	77,782
Net Investment Income — Before Taxes	19,566
Current income tax expense	(1,993)
Deferred income tax benefit	8
Net Investment Income	17,581

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	70,385
Investments — affiliated	20,974
Foreign currency transactions	(1)
Securities sold short	674
Current income tax expense	(29,129)
Deferred income tax benefit	115
Net Realized Gains (Losses)	63,018

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(179,936)
Investments — affiliated	(3,994)
Investments — control-affiliated	(2,217)
Foreign currency translations	(3)
Deferred income tax benefit	58,685
Net Change in Unrealized Gains (Losses)	(127,465)
Net Realized and Unrealized Gains (Losses)	(64,447)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(46,866)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2025	2024
OPERATIONS
Net investment income, net of tax(1)	$17,581	$12,816
Net realized gains, net of tax	63,018	154,137
Net change in unrealized gains (losses), net of tax	(127,465)	762,720
Net Increase (Decrease) in Net Assets Resulting from Operations	(46,866)	929,673
DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)(2)
Dividends	(125,056)	(165,744)
Distributions — return of capital	(37,305)	—
Dividends and Distributions to Common Stockholders	(162,361)	(165,744)
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(209,227)	763,929
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	2,541,487	1,777,558
End of year	$2,332,260	$2,541,487

____________

(1)     Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(2)     Distributions paid to common stockholders for the fiscal years ended November 30, 2025 and 2024 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2025
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(46,866)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	63,932
Distributions in excess of cost basis	2,813
Net realized gains (excluding foreign currency transactions)	(91,359)
Net realized gains on securities sold short	(674)
Net change in unrealized gains and losses (excluding foreign currency translations)	186,147
Purchase of long-term investments	(610,517)
Proceeds from sale of long-term investments	764,800
Proceeds from securities sold short	25,071
Purchase of securities to cover securities sold short	(24,398)
Proceeds from sale of short-term investments, net	11,095
Amortization of deferred debt offering costs	1,194
Amortization of mandatory redeemable preferred stock offering costs	330
Decrease in receivable for securities sold	2,753
Decrease in dividends, distributions and other income receivable	19
Increase in current income tax receivable	(822)
Decrease in other assets	22
Decrease in investment management fee payable	(115)
Decrease in accrued directors’ fees	(35)
Decrease in accrued expenses and other liabilities	(624)
Decrease in current income tax liability	(433)
Decrease in deferred income tax liability	(58,808)
Net Cash Provided by Operating Activities	223,525

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(50,000)
Costs associated with credit facility	(675)
Proceeds from notes issuance	100,000
Repayment of notes	(109,654)
Costs associated with notes issuance	(835)
Cash distributions paid to common stockholders	(162,361)
Net Cash Used in Financing Activities	(223,525)
NET CHANGE IN CASH	—
CASH — BEGINNING OF YEAR	—
CASH — END OF YEAR	$—

____________

Supplemental disclosure of cash flow information:

During the fiscal year ended November 30, 2025, interest paid related to debt obligations was $23,085 and income tax paid was $32,377 (net of $4,660 refunds received).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2025	2024	2023
Per Share of Common Stock(1)
Net asset value, beginning of period	$15.03	$10.51	$10.64
Net investment income (loss)(2)	0.10	0.08	0.12
Net realized and unrealized gain (loss)	(0.38)	5.42	0.59
Total income (loss) from operations	(0.28)	5.50	0.71
Common dividends(3)	(0.74)	(0.98)	(0.83)
Common distributions — return of capital(3)	(0.22)	—	—
Total dividends and distributions — common	(0.96)	(0.98)	(0.83)
Offering expenses associated with the issuance of common stock	—	—	(0.01	)(4)
Effect of shares issued in reinvestment of dividends and distributions	—	—	—
Total capital stock transactions	—	—	(0.01)
Net asset value, end of period	$13.79	$15.03	$10.51
Market value per share of common stock, end of period	$12.42	$13.68	$8.57
Total investment return based on common stock market value(5)	(2.0)%	75.4%	4.3%
Total investment return based on net asset value(6)	(1.0)%	57.1%	8.7%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,332,260	$2,541,487	$1,777,558
Ratio of expenses to average net assets
Management fees (net of fee waiver)	1.8%	1.9%	1.9%
Other expenses	0.2	0.2	0.2
Subtotal	2.0	2.1	2.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3	1.4	1.5
Income tax expense(8)	—	12.5	1.9
Total expenses	3.3%	16.0%	5.5%
Ratio of net investment income (loss) to average net assets(2)	0.7%	0.6%	1.2%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(2.0)%	46.7%	8.0%
Portfolio turnover rate	18.6%	51.7%	48.8%
Average net assets	$2,375,369	$1,992,389	$1,399,694
Notes outstanding, end of period(9)	$400,000	$409,654	$286,679
Borrowings under credit facilities, end of period(9)	$18,000	$68,000	$9,000
Term loan outstanding, end of period(9)	$—	$—	$50,000
Mandatory redeemable preferred stock, end of period(9)	$153,603	$153,603	$153,094
Average shares of common stock outstanding	169,126,038	169,126,038	137,758,656
Asset coverage of total debt(10)	694.7%	664.2%	658.5%
Asset coverage of total leverage (debt and preferred stock)(11)	508.0%	502.6%	456.4%
Average amount of borrowings per share of common stock during the period(1)	$2.55	$2.39	$2.30
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2022	2021	2020(12)	2019(12)
Per Share of Common Stock(1)
Net asset value, beginning of period	$8.91	$6.90	$13.89	$16.37
Net investment income (loss)(2)	0.07	(0.08)	(0.34)	(0.26)
Net realized and unrealized gain (loss)	2.44	2.74	(5.87)	(0.75)
Total income (loss) from operations	2.51	2.66	(6.21)	(1.01)
Common dividends(3)	(0.78)	—	—	—
Common distributions — return of capital(3)	—	(0.65)	(0.78)	(1.47)
Total dividends and distributions — common	(0.78)	(0.65)	(0.78)	(1.47)
Offering expenses associated with the issuance of common stock	—	—	—	—
Effect of shares issued in reinvestment of dividends and distributions	—	—	—	—
Total capital stock transactions	—	—	—	—
Net asset value, end of period	$10.64	$8.91	$6.90	$13.89
Market value per share of common stock, end of period	$9.04	$7.77	$5.89	$12.55
Total investment return based on common stock market value(5)	27.2%	44.0%	(47.3)%	(12.4)%
Total investment return based on net asset value(6)	30.5%	41.0%	(44.3)%	(6.1)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,448,022	$1,126,479	$872,914	$1,755,216
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.0%	1.8%	2.3%	2.3%
Other expenses	0.2	0.3	0.3	0.1
Subtotal	2.2	2.1	2.6	2.4
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.2	1.3	3.6	2.1
Income tax expense(8)	6.1	5.1	—	—
Total expenses	9.5%	8.5%	6.2%	4.5%
Ratio of net investment income (loss) to average net assets(2)	0.7%	(0.9)%	(4.0)%	(1.6)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	24.1%	31.4%	(73.8)%	(6.3)%
Portfolio turnover rate	28.2%	50.8%	22.3%	22.0%
Average net assets	$1,344,102	$1,068,396	$1,063,404	$2,032,591
Notes outstanding, end of period(9)	$260,789	$209,686	$173,260	$596,000
Borrowings under credit facilities, end of period(9)	$—	$63,000	$62,000	$35,000
Term loan outstanding, end of period(9)	$50,000	$50,000	$—	$60,000
Mandatory redeemable preferred stock, end of period(9)	$111,603	$101,670	$136,633	$317,000
Average shares of common stock outstanding	133,664,106	126,447,554	126,420,698	126,326,087
Asset coverage of total debt(10)	601.8%	480.6%	529.1%	399.9%
Asset coverage of total leverage (debt and preferred stock)(11)	442.8%	365.5%	334.7%	274.1%
Average amount of borrowings per share of common stock during the period(1)	$2.79	$2.43	$2.88	$6.09

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2018(12)		2017(12)	2016(12)
Per Share of Common Stock(1)
Net asset value, beginning of period	$15.90		$19.18	$19.20
Net investment income (loss)(2)	(0.45)		(0.45)	(0.61)
Net realized and unrealized gain (loss)	2.74		(0.92)	2.80
Total income (loss) from operations	2.29		(1.37)	2.19
Common dividends(3)	(1.80)		(0.53)	—
Common distributions — return of capital(3)	—		(1.37)	(2.20)
Total dividends and distributions — common	(1.80)		(1.90)	(2.20)
Offering expenses associated with the issuance of common stock	(0.01	)(13)	—	—
Effect of shares issued in reinvestment of dividends and distributions	(0.01)		(0.01)	(0.01)
Total capital stock transactions	(0.02)		(0.01)	(0.01)
Net asset value, end of period	$16.37		$15.90	$19.18
Market value per share of common stock, end of period	$15.85		$15.32	$19.72
Total investment return based on common stock market value(5)	14.8%		(13.8)%	24.1%
Total investment return based on net asset value(6)	14.2%		(8.0)%	14.6%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$2,066,269		$1,826,173	$2,180,781
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%		2.5%	2.5%
Other expenses	0.2		0.1	0.2
Subtotal	2.5		2.6	2.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9		2.0	2.8
Income tax expense(8)	—		—	7.9
Total expenses	4.4%		4.6%	13.4%
Ratio of net investment income (loss) to average net assets(2)	(2.5)%		(2.4)%	(3.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	10.8%		(7.5)%	12.5%
Portfolio turnover rate	25.8%		17.6%	14.5%
Average net assets	$2,127,407		$2,128,965	$2,031,206
Notes outstanding, end of period(9)	$716,000		$747,000	$767,000
Borrowings under credit facilities, end of period(9)	$39,000		$—	$43,000
Term loan outstanding, end of period(9)	$60,000		$—	$—
Mandatory redeemable preferred stock, end of period(9)	$317,000		$292,000	$300,000
Average shares of common stock outstanding	118,725,060		114,292,056	112,967,480
Asset coverage of total debt(10)	392.4%		383.6%	406.3%
Asset coverage of total leverage (debt and preferred stock)(11)	282.5%		275.8%	296.5%
Average amount of borrowings per share of common stock during the period(1)	$6.52		$7.03	$7.06

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

____________

(1)       Based on average shares of common stock outstanding.

(2)       Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)       The information presented for each period is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)       Represents offering costs incurred in connection with the merger of Kayne Anderson NextGen Energy & Infrastructure, Inc.

(5)       Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)      Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)       Unless otherwise noted, ratios are annualized.

(8)      For the fiscal years ended November 30, 2025, 2020, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $27,686 (1.2% of average net assets) $190,326 (17.9% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(9)       Principal/liquidation value.

(10)    Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(11)    Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

(12)    Financial highlights for the fiscal year are not covered by the Report of Independent Registered Public Accounting Firm.

(13)    Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

1.      Organization

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to shareholders. The Company intends to achieve this objective by investing at least 80% of its total assets in the securities of Energy Infrastructure Companies. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.” For more information about the Company’s investment objective, policies and principal risks, see Investment Objective, Policies and Risks.

2.      Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Pursuant to Rule 2a-5, the Company’s Board of Directors (the “Board”) has designated KA Fund Advisors, LLC (“KAFA”), the Company’s investment adviser, as the “Valuation Designee” to perform fair value determinations of the Company’s portfolio holdings, subject to oversight by and periodic reporting to the Board. The Valuation Designee determines the fair value of the Company’s portfolio holdings in accordance with the Company’s valuation program, as adopted by the Board.

Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as Level 2 securities for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date.

Unless otherwise determined by the Valuation Designee, the following valuation process is used for such securities:

•   Valuation Designee.    The applicable investments are valued monthly by KAFA, as the Valuation Designee, with new investments valued at the time such investment was made. The applicable investments are valued by senior professionals of KAFA who comprise KAFA’s valuation committee. KAFA will specify the titles of the persons responsible for determining the fair value of Company investments, including by specifying the particular functions for which they are responsible, and will reasonably segregate fair value determinations from the portfolio management of the Company such that the portfolio manager(s) may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to portfolio investments.

•   Valuation Firm.    Quarterly, a third-party valuation firm engaged by KAFA reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of the Company’s total assets.

At November 30, 2025, the Company held 2.8% of its net assets applicable to common stockholders (2.0 % of total assets) in securities that were fair valued pursuant to these procedures (Level 3 securities). The aggregate fair value of these securities at November 30, 2025, was $65,300. See Note 3 — Fair Value and Note 7 — Restricted Securities.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

E. Security Transactions — Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of dividends and distributions received from investments based on historical information available and other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and/or net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions for the Company’s investments are limited to the total amount of the cash distributions received from such investments. If the distributions received by the Company exceed its cost basis (i.e., its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

For the Fiscal Year Ended November 30, 2025
Dividends and distributions (before foreign taxes withheld of $3,111 and excluding distributions in excess of cost basis)	$163,303
Dividends and distributions — % return of capital	39%
Return of capital — attributable to net realized gains (losses)	$3,618
Return of capital — attributable to net change in unrealized gains (losses)	60,314
Total return of capital	$63,932

For the fiscal year ended November 30, 2025, the Company estimated the return of capital portion of dividends and distributions received to be $65,605 (40%). During the fiscal year ended November 30, 2025, the Company decreased its return of capital estimate for the year by $1,673 due to 2024 tax reporting information received by the Company in fiscal 2025. As a result, the return of capital percentage for the fiscal year ended November 30, 2025 was 39%. In addition, for the fiscal year ended November 30, 2025, the Company estimated the cash distributions received that were in excess of cost basis to be $2,753. Distributions in excess of cost basis for the fiscal year ended November 30, 2025 were increased by $60 due to 2024 tax reporting information received by the Company in fiscal 2025.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued.

To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the fiscal year ended November 30, 2025, the Company did not receive any paid-in-kind dividends or non-cash distributions.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and may differ substantially from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

The Company may rely to some extent on information provided by portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to the units/shares of such companies held in the portfolio and to estimate the associated current and/or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2021 remain open and subject to examination by federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations and will do so in conformity with Rule 18f-4 under the 1940 Act.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be. The Company is liable for any interest, dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short).

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its notes and preferred stock as a deduction from the carrying value on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

P. Segment Reporting — The Company has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The Company operates as a single operating segment. Subject to the oversight of the Company’s Board of Directors, the Company’s chief executive officer serves as the Chief Operating Decision Maker (CODM), assessing performance and making decisions about resource allocation for the Company. The CODM monitors the Company’s operating results as a whole, and asset allocation is determined in accordance with the Company’s investment objective and policies. The financial information provided to and reviewed by the CODM is consistent with that presented in the Company’s financial statements. The adoption of this standard impacted only the Company’s financial statement notes disclosures and did not affect the Company’s financial position or results of operations.

Q. Consolidation — The Company follows the accounting and reporting guidance of FASB ASC 946. Accordingly, the Company generally does not consolidate its investments, including investments in operating companies or entities in which it may hold a controlling financial interest, unless such entity is itself an investment company or provides substantive services to the Company (such as investment advisory, administrative, or similar services). Investments that are not consolidated are recorded at fair value in accordance with the Company’s valuation policies, with changes in fair value reflected in the Company’s results of operations.

R. New Accounting Pronouncements — In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring disaggregation of annual income taxes paid by jurisdiction and qualitative disclosures related to reconciling items, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact of this guidance on its income tax disclosures and believes that the adoption of this ASU will not have a material impact on the financial statements.

3.      Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•   Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•   Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•   Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2025, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,212,533	$3,132,061	$15,172	$65,300
Debt investments	4,689	—	4,689	—
Short-term investments	1,585	1,585	—	—
Total investments at fair value	$3,218,807	$3,133,646	$19,861	$65,300

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2025.

As of November 30, 2025, the Company had Notes outstanding with an aggregate principal amount of $400,000 and 6,144,117 of MRP Shares outstanding with a total liquidation value of $153,603. See Note 11 — Notes and Note 12 — Preferred Stock.

All of the Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. The Company determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of November 30, 2025, the estimated fair values of these leverage instruments are as follows:

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series RR, SS and UU through BBB)	$400,000	$405,900
MRP Shares (Series R, S, T, W and X)	$153,603	$150,600

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2025.

Equity Investments
Balance — November 30, 2024	$190,513
Purchases	22,142
Sales	(48,455)
Transfers out to Level 1 and 2	(116,513)
Realized gains (losses)	20,974
Change in unrealized gains (losses), net	(3,361)
Balance — November 30, 2025	$65,300

Net change in unrealized gain (loss) of investments still held at November 30, 2025	$4,908

The purchase of $22,142 for the fiscal year ended November 30, 2025, relates to the Company’s investment in Ironwood Midstream Energy Partners III LLC (“IMEP III”) Series A and Series B units, made during the second quarter of fiscal 2025. The sales of $48,455 and realized gains of $20,974, for the fiscal year ended November 30, 2025, relates to the Company’s investment in Streamline Innovations Holdings, Inc. Series C Preferred Shares, sold during the third quarter of fiscal 2025. For the fiscal year ended November 30, 2025, the $116,513 of transfers out relate to the Company’s investment in convertible preferred units of MPLX LP (“MPLX”). The convertible preferred units were converted into MPLX common units on February 11, 2025 and, following conversion, are valued based on quoted prices for MPLX common units. The Company utilizes the beginning of the reporting period method for determining transfers between levels. The $3,361 of net unrealized losses for the fiscal year ended November 30, 2025, relates to investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

IMEP III is a privately-held operating company organized to acquire, build, own, and operate midstream assets. IMEP III is required to distribute all available cash through quarterly distributions, subject to debt covenants and necessary operating reserves. The Company holds Series A voting units (“IMEP III Series A Units”) and Series B non-voting units (“IMEP III Series B Units”). The IMEP III Series A and Series B Units rank pari passu with respect to priority of distributions and liquidation preference and are senior to all other classes of equity. Other classes of equity participate in distributions only after the IMEP III Series A and Series B Units have received cash distributions sufficient for IMEP Series A and Series B investors to realize certain yield and return thresholds.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

The Company uses a discounted cash flow model to value the IMEP III Series A and Series B Units under four different operating scenarios. Each scenario is assigned a probability weighting to arrive at a weighted average value at a specified discount rate. The Company calculates probability weighted values over a range of discount rates and selects a value within such range as the fair value of the IMEP III Series A and Series B Units.

Sentinel Midstream Highline JV Holdings LLC (“Sentinel Midstream”) is a privately-held company that operates energy infrastructure assets near the Texas and Louisiana Gulf Coast which are referred to as Enercoast Energy Infrastructure (“EEI”). The Company is the owner of Series A-2 units which represent a membership interest in Sentinel Midstream (“Sentinel-EEI Series A-2 Units”). The Sentinel-EEI Series A-2 Units are pari passu with Series A-1 and Series A-3 Units (together, “Series A Units”). The Series A Units are senior to other classes of common equity in terms of liquidation preference and priority of distributions. Other classes of common equity participate in distributions only after the Series A Units have received cash distributions sufficient for Series A investors to realize a 10% annualized return (IRR).

As part of the process to determine the fair value of the Sentinel-EEI Series A-2 Units, KAFA utilizes two valuation methodologies. One of the methodologies is based on publicly-traded enterprise value to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) multiples for comparable companies and the second is based on a discounted cash flow model. A range of per share values is derived from these two methodologies. A per share value within the resulting range is then selected as the fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of November 30, 2025:

Quantitative Table for Valuation Techniques

Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Range		Average
				Low	High
IMEP III Series A Units	441	- Discounted cash flow analysis	- Discount rate	18.1%	20.1%	19.1%
IMEP III Series B Units	19,484	- Discounted cash flow analysis	- Discount rate	18.1%	20.1%	19.1%
Sentinel-EEI Series A-2 Units	45,375	- EV/EBITDA multiples	- 2026 EV/EBITDA multiples	7.8x	8.8x	8.3x
			- Illiquidity discount	15%	15%	15%
		- Discounted cash flow analysis	- Discount rate	17.3%	17.3%	17.3%
Total	$65,300

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

4.      Risk Considerations

The Company’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Company than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Company also invests in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

At November 30, 2025, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Equity securities(1)	99.9%
Energy Companies	99.0%
Energy Infrastructure Companies	98.0%
Largest single issuer	10.7%
Restricted securities	2.4%
Debt securities	0.1%

____________

(1)     Includes common and preferred equity

For more information about the principal risks of investing in the Company, see Investment Objective, Policies and Risks.

5.      Agreements and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement renews automatically each year unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company.

Upon completion of KYN’s merger with Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) in November 2023, KAFA and the Company entered into an amended fee waiver agreement (the “Tier Waiver”) with KYN to reduce the asset levels at which the fee waivers take effect under the Tier Waiver. The breakpoints under the Tier Waiver were reset at the time of the merger such that the Company pays a management fee of 1.375% on average total assets up to $2,282,690 (which was the pro forma amount of KYN and KMF total assets for purposes of calculating the management fee as of the closing of

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

the merger); 1.250% on average total assets in excess of this amount and up to $4,000,000; 1.125% on average total assets between $4,000,000 and $6,000,000; and 1.000% on average total assets greater than $6,000,000. These tiered fee waivers result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. The Tier Waiver has an initial 3-year term from the date of the merger and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”).

In addition to the Tier Waiver, KAFA also agreed to waive an additional amount of management fees (based on KYN and KMF assets at the closing of the merger) (the “Merger Waiver”) such that pro forma management fees payable to KAFA would be equal to the aggregate management fee payable if KYN and KMF had remained standalone companies. The Merger Waiver has a term of three years from the closing of the merger (so long as KAFA remains the investment advisor to KYN) and was calculated to be $606 per year based on KYN and KMF’s assets under management at the closing of the merger. Any amount waived by KAFA pursuant to the Tier Waiver and/or Merger Waiver may not be recouped.

The investment management agreement has a current term through April 30, 2026 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Independent Directors). For the fiscal year ended November 30, 2025, the Company paid management fees at an annual rate of 1.318% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee, the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such a determination were made, the Company would be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Ironwood Midstream Energy Partners III LLC — IMEP III is a privately-held midstream operating company managed under the direction of its Board of Directors (“IMEP III Board”) pursuant to the IMEP III LLC Agreement (“IMEP III LLCA”). The IMEP III Board is comprised of five members: three designated by IMEP III management and two designated by the Company. James C. Baker, Jr., Chairman, President and Chief Executive Officer of the Company, and Ron M. Logan, Jr., Executive Vice President of the Company, serve as the Company’s appointed directors to the IMEP III Board.

The Company’s investment in IMEP III includes both voting and non-voting equity interests, with its ownership of the IMEP III Series A Units representing 49% of the voting interests of IMEP III. In addition to its ownership of the voting securities of IMEP III, the Company possesses certain minority protective rights under the IMEP III LLCA, which require its consent before IMEP III may undertake specified corporate actions. Pursuant to the IMEP III Series A and Series B Unit Purchase Agreement (“IMEP III UPA”), the Company has committed to fund approximately $127,000 in additional capital to IMEP III. Any capital called pursuant to the IMEP III UPA must be authorized by the IMEP III Board and also requires the Company’s prior written consent under its minority protective rights. This commitment is not included in the net assets of the Company as of November 30, 2025.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

As the Company owns more than 25% of IMEP III’s voting securities, IMEP III is considered a control affiliate of the Company for financial reporting purposes under the 1940 Act.

Sentinel Midstream Highline JV Holdings LLC — Pursuant to the terms of the Sentinel-EEI Series A-2 Units, Kayne Anderson has the right to designate one director of Sentinel Midstream for so long as Kayne Anderson and its affiliates continue to beneficially own at least 70% of its initial investment and at least 10% of the outstanding Series A units. Mr. Logan serves as the Kayne Anderson appointed director of Sentinel Midstream. The Company considers itself an affiliate of Sentinel Midstream under the 1940 Act by virtue of the Company’s ownership interest in Sentinel Midstream and Kayne Anderson’s director designation right.

Streamline Innovations Holdings, Inc. — Prior to the disposition of its investment during the third quarter of fiscal 2025, the Company held Series C Preferred Shares of Streamline Innovations Holdings, Inc. (“Streamline”). Pursuant to the terms of the Streamline Series C Preferred Shares, Kayne Anderson had the right to designate one director of Streamline for so long as Kayne Anderson and its affiliates beneficially owned at least 50% of the outstanding Series C Preferred Shares. Mr. Logan served as the Kayne Anderson appointed director of Streamline. As a result of this ownership interest and director designation right, the Company considered Streamline to be an affiliate under the 1940 Act during the period it held the investment. This affiliate relationship ceased upon the full disposition of the investment during the third quarter of fiscal 2025.

The following table summarizes the Company’s investments in affiliates as of and for the fiscal year ended November 30, 2025:

Investment(1)	No. of Shares/ Units (in 000’s)(2)		Value At 11/30/2025	Gross Additions	Gross Reductions	Dividends/ Distributions Received	Net Realized Gains (Losses)	Net Change in Unrealized Gains (Losses)
	11/30/2024	11/30/2025
Control Affiliates
IMEP III Series A Units	—	5	$441	$490	$—	$—	$—	$(49)
IMEP III Series B Units	—	216	19,484	21,652	—	—	—	(2,168)
Total Control Affiliates			$19,925	$22,142	$—	$—	$—	$(2,217)

Non-Control Affiliates
Sentinel-EEI Series A-2 Units	1,500	1,500	$45,375	$—	$—	$4,638	$—	$4,276
Streamline Series C Preferred Shares	5,500	—	—	—	(48,455)	—	20,974	(8,270)
Total Non-Control Affiliates			$45,375	$—	$(48,455)	$4,638	$20,974	$(3,994)
Total Affiliates			$65,300	$22,142	$(48,455)	$4,638	$20,974	$(6,211)

____________

(1)        See Schedule of Investments for investment classifications.

(2)        During the fiscal year ended November 30, 2025, the Company purchased 5 IMEP III Series A Units and 216 IMEP III Series B Units. During the fiscal year ended November 30, 2025, the Company sold 5,500 of Streamline Series C preferred shares. There were no other purchases or sales of affiliates during the fiscal year ended November 30, 2025.

6.      Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

As of November 30, 2025, the components of the Company’s deferred tax assets and liabilities are as follows:

Current tax receivable, net	$822

Deferred tax assets:
Capital loss carryforward — Federal	$9,715
Capital loss carryforward — State	648
Net operating loss carryforward — Federal	976
Net operating loss carryforward — State	378
Valuation allowance	(10,592)

Deferred tax liabilities:
Net unrealized gains on investment securities	(305,300)
Total deferred income tax asset (liability), net	$(304,175)

During the fiscal year ended November 30, 2025, the Company made $32,377 of tax payments (net of $4,660 refunds received).

As of November 30, 2025, the Company had a net current income tax receivable of $822, which was comprised of a net federal tax asset of $810 and a net state tax asset of $12.

As of November 30, 2025, the Company had capital loss carryforwards of $46,760 (federal and state deferred tax asset of $9,715 and $648, respectively). Realization of capital loss carryforwards is dependent on generating sufficient capital gains prior to their expiration. These capital loss carryforwards are associated with KYN’s merger with KMF (as described below) and will expire if not used by fiscal 2028.

As of November 30, 2025, the Company had a federal net operating loss carryforward of $4,647 (subject to the FMO Section 382 limitation described below; federal and state deferred tax asset of $976 and $378, respectively). This net operating loss can be carried forward indefinitely.

On March 4, 2022, the Company completed its merger with Fiduciary/Claymore Energy Infrastructure Fund (“FMO”). The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the “Code”). Upon completion of the merger, the Company acquired all of the tax attributes of FMO, including $6,310 of net operating losses. These net operating losses are subject to limitations as set forth in Section 382 of the Code which limit the amount of losses than can be utilized after a change in ownership. The annual FMO Section 382 limitation is $1,663. For the fiscal year ended November 30, 2025, the Company estimates it has realized sufficient taxable income to utilize $1,663 of acquired FMO net operating losses.

On November 13, 2023, KYN completed its merger with KMF. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Upon completion of the merger, the Company acquired all pre-merger KMF losses, including $355,751 of capital losses (subject to a five year carryforward period which expires in fiscal 2028). All pre-merger losses acquired from KMF, including the capital losses, are subject to limitations as set forth in Section 382 of the Code which limit the amount of losses that can be utilized after a change in ownership. The annual KMF Section 382 limitation is $15,587 per year. In addition, limitations under Section 384 of the Code further limit any losses acquired for a period of five years following the merger such that pre-merger losses of KMF may not be utilized to offset pre-merger gains of KYN (nor could pre-merger gains of KMF be offset against pre-merger losses of KYN).

As a result of limitations on these losses post-merger, the Company has written off the deferred tax asset associated with capital losses that exceed the portion of losses that will become available through the annual KMF Section 382 limitation (prior to the statutory expiration of the capital loss carryforward period). Following the merger, $78,670 of capital losses became available to the Company subject to the limitations described. Capital loss carryforwards acquired through the merger with KMF will expire if not utilized by fiscal year 2028.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

For the fiscal year ended November 30, 2025, the Company estimates it has realized sufficient post-merger gains to utilize $15,587 of acquired pre-merger KMF capital losses. As a result, the Company has reduced the valuation allowance previously established for these losses. After considering the capital loss carryforwards written off and/or utilized in prior periods, $46,760 of KMF capital loss carryforwards remain available for use in future years.

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the time period over which these deferred tax assets can be utilized.

As of November 30, 2025, the Company has determined that it is not more likely than not that all of its deferred tax assets would be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance of $10,592 has been established, primarily related to the remaining losses acquired in the merger with KMF.

The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a further valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment income (loss) and realized and unrealized gains (losses) on investments before taxes as follows:

For the Fiscal Year Ended November 30, 2025
Computed federal income tax expense (benefit) at 21%	$(15,656)
Foreign tax credit(1)	(7,770)
dividend received deduction, non-deductible distributions on MRP Shares and other, net	(1,659)
State income tax expense, net of federal tax	800
Decrease in valuation allowance – Federal	(3,273)
Decrease in valuation allowance – State	(128)
Total income tax expense (benefit)	$(27,686)

____________

(1)      Foreign tax credit includes foreign income taxes paid by the Company and foreign income taxes paid by certain underlying MLP investments that are allocated to the Company as a limited partner. These amounts are treated as foreign taxes paid by the Company for U.S. federal income tax purposes and are claimed as foreign tax credits, subject to applicable statutory limitations.

As a limited partner of MLPs, the Company includes its allocable share of such MLP’s income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2025, the Company increased its tax cost basis by approximately $34,207 due to 2024 net allocated income (after considering Section 163(j) limitations on the deduction for business interest expense) from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

As of November 30, 2025, the cost basis of investments for federal income tax purposes was $1,824,102. The cost basis for federal income tax purposes is $467,678 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the cumulative allocated losses from its MLP investments. At November 30, 2025, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$1,419,654
Gross unrealized depreciation of investments (including options, if any)	(24,949)
Net unrealized appreciation of investments before foreign currency related translations	1,394,705
Unrealized appreciation on foreign currency related translations	8
Net unrealized appreciation of investments	$1,394,713

For the fiscal year ended November 30, 2025, of the $162,361 of distributions paid to common stockholders, 125,056 was characterized as dividend income (eligible to be treated as qualified dividend income) and 37,305 was characterized as return of capital. Distributions of $6,160 paid to holders of MRP Shares were characterized as dividends (eligible to be treated as qualified dividend income). Distributions in the amount of $6,411 paid to holders of MRP Shares and $165,744 paid to common stockholders for the fiscal year ended November 30, 2024, were characterized as dividends (eligible to be treated as qualified dividend income). These characterizations are based on the Company’s earnings and profits.

7.      Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments may have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At November 30, 2025, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Equity Investments
Sunoco LP
Series A Preferred Units	9/4/25	(2)	10,000	$9,888	$10,175	$101.75	0.4%	0.3%
Debt Investments
Tallgrass Energy Partners, LP	(3)	(4)	$1,505	1,505	1,507	100.12	0.1	0.1
Total				$11,393	$11,682		0.5%	0.4%

Level 3 Investments(1)
Equity Investments
IMEP III Series A Units	3/14/25	(4)	5	$490	$441	$90.00	0.0%	0.0%
IMEP III Series B Units	3/14/25	(4)	216	21,652	19,484	90.00	0.8	0.6
Sentinel-EEI Series A-2 Units	11/30/23	(4)	1,500	30,206	45,375	30.25	2.0	1.4
Total				$52,348	$65,300		2.8%	2.0%
Total of all restricted securities				$63,741	$76,982		3.3%	2.4%

____________

(1)        Securities are valued using significant unobservable inputs (Level 3) as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)        Unregistered or restricted security of a public company.

(3)        Security acquired at various dates in current fiscal year.

(4)        Unregistered or restricted security of a private company.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

8.      Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — For the fiscal year ended November 30, 2025, the Company did not have any option contracts outstanding.

Interest Rate Swap Contracts — For the fiscal year ended November 30, 2025, the Company did not have any interest rate swap contracts outstanding.

As of November 30, 2025, the Company held no derivative instruments.

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Fiscal Year Ended November 30, 2025
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Securities sold short	Securities sold short	$ 674	$ —

9.      Investment Transactions

For the fiscal year ended November 30, 2025, the Company purchased and sold securities in the amounts of $610,517 and $764,800, respectively (excluding short-term investments and securities sold short, if any).

10.   Credit Facility

As of November 30, 2025, the Company had a $175,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 19, 2026. The interest rate on outstanding borrowings under the Credit Facility may vary between SOFR plus 1.40% and SOFR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the fiscal year ended November 30, 2025, the average amount of borrowings outstanding under the Company’s credit facilities was $44,934 with a weighted average interest rate of 5.80%. As of November 30, 2025, the Company had $18,000 of borrowings outstanding under the Credit Facility at an interest rate of 5.32%.

As of November 30, 2025, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

11.   Notes

At November 30, 2025, the Company had $400,000 aggregate principal amount of Notes outstanding. During the fiscal year ended November 30, 2025, the Company issued $100,000 and repaid $109,654 of Notes. The table below sets forth a summary of the issuances, repayments and key terms of each series of Notes outstanding during the fiscal year ended November 30, 2025.
Series	Principal Outstanding November 30, 2024	Principal Issued	Principal Repaid	Principal Outstanding November 30, 2025	Unamortized Issuance Costs	Estimated Fair Value November 30, 2025	Fixed/Floating Interest Rate	Maturity
GG	$21,419	$—	$(21,419)	$—	$—	$—	3.67%	4/16/25
PP	50,000	—	(50,000)	—	—	—	3-month SOFR + 151 bps	6/19/26
QQ	20,000	—	(20,000)	—	—	—	1.81%	6/19/25
RR	45,000	—	—	45,000	248	44,300	4.57%	5/18/32
SS	45,000	—	—	45,000	270	43,600	4.67%	8/2/34
TT	18,235	—	(18,235)	—	—	—	3.82%	8/8/25
UU	40,000	—	—	40,000	280	40,700	5.18%	3/29/33
VV	25,000	—	—	25,000	244	26,400	5.79%	1/10/34
WW	35,000	—	—	35,000	243	36,700	5.65%	5/22/31
XX	40,000	—	—	40,000	300	42,200	5.79%	5/22/34
YY	30,000	—	—	30,000	266	30,800	5.19%	9/18/31
ZZ	40,000	—	—	40,000	386	40,600	5.45%	9/18/36
AAA	—	60,000	—	60,000	480	60,300	4.43%	10/16/28
BBB	—	40,000	—	40,000	326	40,300	4.60%	10/15/30
	$409,654	$100,000	$(109,654)	$400,000	$3,043	$405,900

Holders of the fixed rate Series RR and SS Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the fixed rate Series UU through BBB Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of November 30, 2025, the weighted average interest rate on the outstanding Notes was 5.05%.

As of November 30, 2025, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At November 30, 2025, the Company was in compliance with all covenants under the Notes agreements.

12.   Preferred Stock

At November 30, 2025, the Company had 6,144,117 shares of MRP Shares outstanding, with a total liquidation value of $153,603 ($25.00 per share liquidation value). The table below sets forth a summary of the key terms of each series of MRP Shares outstanding at November 30, 2025.
Series	Liquidation Value November 30, 2025	Unamortized Issuance Costs	Estimated Fair Value November 30, 2025	Fixed/Floating Dividend Rate	Mandatory Redemption Date
R	$41,828	$105	$41,100	3.38%	2/11/27
S	49,775	389	47,300	3.60%	2/11/30
T	20,000	243	19,800	5.07%	8/2/32
W	12,000	37	11,800	2.44%	9/1/26
X	30,000	247	30,600	5.49%	9/18/29
	$153,603	$1,021	$150,600

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (the last day of February, May 31, August 31 and November 30).

As of November 30, 2025, each series of MRP Shares was rated “A+” by KBRA. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2025, the Company was in compliance with the asset coverage requirement of its MRP Shares.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)

13.   Common Stock

As of November 30, 2025, the Company had 193,855,883 shares of common stock authorized and 169,126,038 shares outstanding. As of November 30, 2025, Kayne Anderson Capital Advisors, L.P. (“KACALP”) owned 808,748 shares of the Company.

During the fiscal years ended November 30, 2025 and 2024, there were no common stock transactions.

14.   Subsequent Events

On December 1, 2025, the Company declared a monthly distribution of $0.08 per common share which was subsequently paid on December 31, 2025. Of the total distribution of $13,530, pursuant to the Company’s dividend reinvestment plan, $807 was reinvested into the Company through open market purchases of common stock.

On December 18, 2025, the Company declared a monthly distribution of $0.085 per common share payable on January 30, 2026.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy and Power Services Companies” means companies that provide technical, operational, engineering, technological, logistical, consulting, or other services to Energy and Energy Infrastructure Companies. These companies typically do not own Energy Infrastructure Assets, but instead support the broader energy and power ecosystems through specialized services. Their offerings may include construction management, maintenance, environmental compliance, system integration, software and digital solutions, and other support functions critical to the development and operation of energy and power systems. Their services and technologies may also support grid modernization, energy efficiency initiatives, automation, data analytics, and other essential solutions supporting energy and power infrastructure operations.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies and (b) Power Infrastructure Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in (a) transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities or (b) the capture, transportation or sequestration of carbon dioxide.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Power Infrastructure Companies” means companies involved in the development, ownership, operation, or management of assets essential to the generation, transmission, distribution, storage, or consumption of electrical power. This category includes Utility Companies and Renewable Infrastructure Companies, as well as independent power producers, transmission and distribution network operators and energy storage providers. Power Infrastructure Companies may utilize energy from a broad range of sources, including conventional (e.g., coal, natural gas, nuclear) and renewable (e.g., solar, wind, hydroelectric, geothermal, biomass) resources.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity, steam, natural gas or transportation fuels, from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and organic waste.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Kayne Anderson Energy Infrastructure Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Fund”) as of November 30, 2025, the related statements of operations and cash flows for the year ended November 30, 2025, the statement of changes in net assets applicable to common stockholders for each of the two years in the period ended November 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period ended November 30, 2025 and the financial highlights for each of the five years in the period ended November 30, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025 by correspondence with the custodian, transfer agent, broker, and privately held companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

January 23, 2026

We have served as the auditor of one or more investment companies in the Kayne Anderson Funds Family since 2004.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Investment Objective and Policies

References to “we” “us” “our” or “the Company” in this section are references to KYN. See Glossary of Key Terms for definitions of capitalized terms.

Our investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities, as such term is defined under the 1940 Act. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. There can be no assurance that we will achieve our investment objective.

Our non-fundamental investment policies may be changed by the Board of Directors without the approval of the holders of a “majority of the outstanding” voting securities, provided that the holders of such voting securities receive at least 60 days’ prior written notice of any change. The following are our non-fundamental investment policies, under normal market conditions:

•   We intend to invest at least 80% of total assets in public and private securities of Energy Infrastructure Companies.

•   We intend to invest at least 50% of our total assets in publicly traded securities of Energy Infrastructure Companies.

•   Under normal market conditions, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that we may purchase include common equity, preferred equity, convertible equity and other securities of other public and private companies.

•   We may invest up to 15% of our total assets in any single issuer.

•   We may invest up to 20% of our total assets in debt securities, including below investment grade debt securities rated, at the time of investment, at least B3 by Moody’s, B- by Standard & Poor’s or Fitch, comparably rated by another rating agency or, if unrated, determined by KAFA to be of comparable quality. In addition, up to one-quarter of our permitted investments in debt securities (or up to 5% of our total assets) may be invested in unrated debt securities or debt securities that are rated less than B3/B- of public or private companies.

•   We may, but are not required to, use derivative investments and engage in short sales to hedge against interest rate and market risks.

•   Under normal market conditions, our policy is to utilize our debt securities, revolving credit facility and other borrowings, and our preferred stock (collectively, “Leverage Instruments”) in an amount that represents approximately 20 to 25% of our total assets (our “target leverage levels”), including proceeds from such Leverage Instruments. However, we reserve the right at any time, based on market conditions, (i) to reduce our target leverage levels or (ii) to use Leverage Instruments to the extent permitted by the 1940 Act.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Principal Risks

As with all closed-end funds, it is possible to lose money on an investment in the Company. An investment in the Company is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). Each risk summarized below is considered a “principal risk” of investing in the Company, regardless of the order in which it appears.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in Energy Infrastructure Companies and other securities owned by us, which will generally be traded on a national securities exchange or in the over-the-counter markets. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest may affect the value of our common stock. Your common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our distributions. We are primarily a long-term investment vehicle and should not be used for short-term trading.

Energy Infrastructure Company Risk

Our concentration in the energy infrastructure sector may present more risk than if we were broadly diversified over multiple sectors of the economy. Energy Infrastructure Companies, including Midstream Energy Companies and Power Infrastructure Companies, are subject to risks specific to the energy and energy-related industries. See the Glossary of Key Terms for descriptions of these capitalized terms.

Energy Sector Risk

The revenues of Energy Infrastructure Companies, including many Midstream Energy Companies, are often dependent upon the volumes of oil, natural gas, refined products, natural gas liquids or water produced by Energy Companies and/or consumed by customers of these commodities, and could be adversely affected by reductions in the supply of, or demand for, such energy commodities. The adverse impact of these events could lead to a material reduction in the earnings of Energy Infrastructure Companies and a substantial reduction (or elimination) of distributions paid to equity holders, and could result in a decline in (i) the equity values of the affected Energy Infrastructure Companies and/or (ii) our net distributable income. The volume of energy commodities produced and the volume of energy commodities available for transportation, storage, processing or distribution could be negatively affected by a variety of factors, including, among others, depletion of resources, depressed commodity prices, access to capital for companies engaged in the energy industry, catastrophic or extreme weather events, labor relations, increased environmental or other governmental regulation (including policies designed to reduce carbon emissions and/or address climate change), limitations on leasing of additional federal lands or the issuance of permits for oil and gas drilling, equipment malfunctions and maintenance difficulties, volumes of imports or exports, international politics, policies of the Organization of the Petroleum Exporting Countries (“OPEC”), and increased competition from alternative energy sources.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

A decline in demand for energy commodities could result from factors such as adverse economic conditions, increased taxation, the imposition of tariffs, governmental regulations or executive actions by the President, increased environmental regulation (including policies designed to reduce carbon emissions and/or address climate change), catastrophic events, extreme weather events, pandemics, increased fuel economy, increased energy conservation or use of alternative energy sources, legislation intended to promote the use of alternative energy sources, or increased commodity prices.

Power Sector Risk

The revenues of Energy Infrastructure Companies, including many Power Infrastructure Companies, are often dependent upon the availability of electric power and/or the consumption of electric power and could be adversely affected by reductions in the supply of, or demand for, such power. The adverse impact of these events could lead to a material reduction in the earnings of Energy Infrastructure Companies and a substantial reduction (or elimination) of dividends paid to equity holders, and could result in a decline in (i) the equity values of the affected Energy Infrastructure Companies and/or (ii) our net distributable income. The production or availability of electric power could be negatively affected by a variety of factors, including depressed power prices, high prices for commodities used in the generation of power, lower than expected wind, solar or hydro power resources, catastrophic or extreme weather events, labor relations, increased environmental or other governmental regulation (including policies designed to reduce carbon emissions and/or address climate change), equipment malfunctions, transmission grid disruptions and maintenance difficulties. A decline in demand for power could result from factors such as increased power prices, adverse economic conditions, increased taxation, the imposition of tariffs, incremental environmental or other governmental regulation (including policies designed to reduce carbon emissions and/or address climate change), catastrophic events, extreme weather events, equipment malfunctions, transmission grid disruptions and maintenance difficulties.

Commodity Pricing Risk

The operations and financial performance of Energy Infrastructure Companies may be directly affected by energy commodity or power prices, especially those companies that (i) produce energy commodities or power, (ii) consume energy commodities or power in their operations, or (iii) receive payments for services that are based on energy commodity or power prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one commodity relative to the price of another commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices can fluctuate for many different reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic and international production, policies implemented by producer groups such as OPEC, energy conservation, domestic and foreign governmental regulation and taxation, acts of terrorism, military interventions, civil unrest or war and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for Energy Infrastructure Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices, and such difficulty raising capital could adversely impact the financial condition of these companies and their ability to maintain or grow cash distributions or dividends to their equity holders. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts or incentivize substitution in favor of other energy sources, which may adversely affect the performance of Energy Infrastructure Companies.

Regulatory Risk

Energy Infrastructure Companies are subject to significant national, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

some cases, (iv) the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity and may vary significantly across countries, states, and local jurisdictions. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. Working with national, state, and local governments to plan, site, and install energy infrastructure in compliance with such regulations can be complex, time-consuming, and costly. Violations of such regulations may subject companies to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Additionally, government authorities, such as the Federal Energy Regulatory Commission (“FERC”) and state authorities regulate the rates charged for services of many Energy Infrastructure Companies. Those authorities can change the regulations and, as a result, materially reduce the rates charged for these services, which may adversely affect the financial performance of Energy Infrastructure Companies.

Emissions of greenhouse gases, including gases associated with the production and use of hydrocarbons such as carbon dioxide, methane and nitrous oxide among others contribute to a warming of the earth’s atmosphere and other adverse environmental effects, commonly referred to as “climate change.” To protect against climate change, most of the worlds’ governments, and many U.S. states, are committed to taking action to reduce emissions of greenhouse gases. The adoption and implementation of federal, state or local limits on greenhouse gas emissions from Energy Infrastructure Companies could result in significant costs to reduce emissions of greenhouse gases associated with their operations or could adversely affect the supply of, or demand for, power, crude oil, natural gas, natural gas liquids or other hydrocarbon products, which in turn could reduce production of those commodities. As a result, greenhouse gas emissions legislation or regulation could have a material adverse impact on the financial performance of Energy Infrastructure Companies.

There is an inherent risk that Energy Infrastructure Companies may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Energy Infrastructure Companies can be liable for hazardous substance releases under certain environmental statutes, including the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation, and Liability Act, the federal Oil Pollution Act and analogous state laws and regulations. These laws impose strict, joint and several liability for costs required to clean up and restore sites where Energy Infrastructure Companies have released hazardous substances. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Infrastructure Companies. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost for any remediation that may become necessary. Energy Infrastructure Companies may not be able to recover these costs from insurance or recover these costs in the rates they charge customers.

Catastrophic Event Risk

Energy Infrastructure Companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined products, water or power. These dangers include leaks, fires, explosions, train wrecks, damage to facilities and equipment resulting from natural disasters — including floods, freezes, wildfires and

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

hurricanes — inadvertent damage to facilities and equipment and terrorist acts, including cyber-attacks. The U.S. government has issued warnings that energy assets, specifically domestic energy infrastructure such as pipelines or power transmission grids, may be targeted in future terrorist attacks.

These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such Energy Infrastructure Company.

Midstream Energy Companies Risk

Midstream Energy Companies are a subset of Energy Infrastructure Companies and, as such, are subject to the risks described above under Energy Infrastructure Company Risks.

Regulatory Risk

Certain pipeline projects have experienced significant delays related to difficulties in obtaining the necessary permits to proceed with construction (or some phase of construction). These delays have raised concerns about the ability of Midstream Energy Companies to place such projects in service and their ability to get the necessary financing to complete such projects. Furthermore, opponents of energy infrastructure development often utilize the courts, media campaigns and political activism to attempt to stop, or delay as much as possible, these projects. Significant delays could result in a material increase in the cost of developing these projects and could result in Midstream Energy Companies developing such projects failing to generate the expected return on investment or, if the project does not go forward, realizing a financial loss, either of which would adversely affect the results of operations and financial performance of the affected Midstream Energy Companies.

Natural gas transmission pipeline systems, crude oil transportation pipeline systems, refined products transportation pipeline systems, and certain classes of storage facilities and related assets owned by Midstream Energy Companies are subject to regulation by the FERC. The regulators have authority to regulate natural gas pipeline transmission, crude oil pipeline transportation services, and refined products pipeline transportation services including the rates charged for the services, terms and conditions of service, certification and construction of new facilities, the extension or abandonment of services and facilities, the maintenance of accounts and records, the acquisition and disposition of facilities, the initiation and discontinuation of services, and various other matters. Action by the FERC could adversely affect the ability of Midstream Energy Companies to establish or charge rates that would cover future increases in their costs, such as additional costs related to environmental matters including any climate change regulation, or even to continue to collect rates that cover current costs, including a reasonable rate of return. It could also become more common for regulatory agencies (such as FERC) to include the impact of carbon emissions from energy infrastructure assets as a consideration in granting permits for the construction or operation of such assets. This could result in delays in obtaining permits, requirements to spend additional capital to limit carbon emissions or denial of required permits to operate existing or proposed energy infrastructure assets. Any such change could have an adverse impact on the financial condition, results of operations, or cash flows of Midstream Energy Companies.

Governmental agencies have imposed protections governing hydraulic fracturing and the disposal of wastewater associated with hydraulic fracturing processes that are critical to the recovery of economic amounts of oil, natural gas and natural gas liquids by Energy Companies. Wastewater is a byproduct of hydraulic fracturing and production and, to the extent it is not recycled, must be disposed. Scientific

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

research links the disposal of wastewater to increased earthquake activity in certain oil and natural gas producing regions, and legislation and regulations have been adopted in certain states to limit or prohibit further underground wastewater disposal in seismically sensitive regions. While we are not able to predict the likelihood that similar regulations will be adopted in other regions (or that existing regulations could be made more restrictive), additional restrictions on hydraulic fracturing, wastewater disposal or any other activity necessary for the production of oil, natural gas or natural gas liquids could result in a reduction in production of those commodities. Midstream Energy Companies have spent (and continue to spend) significant amounts of capital building pipelines, processing, treating and storage assets to facilitate the development of oil and gas reserves and such reductions in production could have an adverse impact on the financial performance of Midstream Energy Companies.

Upstream Exploration and Production Risk

Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through acquisitions. Energy Companies may be unsuccessful adding reserves and/or maintaining production levels for several reasons, including the lack of sufficient cash flow to fund re-investment due to a material decline in commodity prices, an inability to raise capital on favorable terms or an unwillingness to reinvest cash flow in the development (or acquisition) of new reserves. The failure to cost-effectively acquire additional reserves sufficient to replace the natural decline in production may cause the production of natural gas, natural gas liquids, crude oil and other energy commodities to decline. If there were a significant decline in global energy demand, Energy Companies could significantly reduce capital expenditures, leading to declines in U.S. production of natural gas and crude oil. Many Energy Companies could then be forced to monetize reserves or acreage to manage their balance sheets and maintain adequate liquidity levels. In such circumstances, some Energy Companies may file for bankruptcy in an effort to restructure their balance sheets. These actions could have a negative impact on the operating results and financial performance for some Midstream Energy Companies engaged in the transportation, storage, distribution and processing of production from such Energy Companies.

Energy Companies engaged in the production of natural gas, natural gas liquids and crude oil estimate the quantities of their reserves. If reserve estimates prove to be inaccurate, these companies’ reserves may be overstated, and no commercially productive amounts of such energy commodities may be discovered. Furthermore, drilling or other exploration activities may be curtailed, delayed, or cancelled as a result of low commodity prices, unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements, and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment. In addition, there are many operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution. Midstream Energy Companies invest significant capital in assets to provide transportation, processing, treating, storage, and other services to facilitate production of these energy commodities and would be adversely impacted in the event reserves were significantly underestimated or were unable to be economically produced.

Affiliated Party Risk

Certain Midstream Energy Companies are dependent on their affiliates for a majority of their revenues. In some cases, those same affiliates are the majority owners and/or have effective control of the Midstream Energy Companies. Any failure by a Midstream Energy Company’s affiliates to satisfy their payments or obligations would impact the Midstream Energy Company’s revenues and cash flows and

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ability to make interest payments and distributions or dividends to its equity holders. Controlling affiliates of Midstream Energy Companies may also enter into M&A transactions or attempt to effect changes in commercial contracts that could be adverse to the Midstream Energy Company.

Contract Renegotiation/Rejection Risk

Midstream Energy Companies that operate midstream assets are also subject to the credit risk of their customers. If an Energy Company that explores for and produces oil, natural gas or natural gas liquids were to declare bankruptcy, through the bankruptcy process, the debtor Energy Company may have the ability to reject a contract that it has with a Midstream Energy Company that provides services for the debtor, which could include gathering, processing, treating, transportation or storage services. If a contract is successfully rejected during bankruptcy, the affected Midstream Energy Company will have an unsecured claim for damages but will likely only recover a portion of its claim for damages and may not recover anything at all. A debtor Energy Company may also threaten to reject a contract in an effort to force a renegotiation of the agreement on terms less favorable to its counterparty, the Midstream Energy Company. For these reasons, a Midstream Energy Company that provides services to an Energy Company that is in financial distress could experience a material adverse impact to its financial performance and results of operations.

Risks of Investing in MLP Units

In addition to the risks summarized herein, an investment in MLP units involves certain risks, which differ from an investment in the securities of a corporation. Limited partners of MLPs, unlike investors in the securities of a corporation, have limited voting rights on matters affecting the partnership and generally have no rights to elect the directors of the general partner. In addition, conflicts of interest exist between limited partners and the general partner and the general partner does not generally have any duty to the limited partners beyond a “good faith” standard.

Tax Risks of Investing in Equity Securities of MLPs

Our ability to meet our investment objective will depend, in part, on the level of taxable income and distributions and dividends we receive from the MLP securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in the tax code or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. Upon the sale of an equity security in an MLP, we generally will be liable for any previously deferred taxes. In addition, the sale of an equity security in an MLP involves certain tax depreciation recapture relating to the MLP’s underlying assets. Such depreciation recapture is treated as ordinary income for tax purposes, and such ordinary income may result even if the sale of the MLP equity security is at a loss or exceeds the gain if sold at a gain. MLPs generally provide the relevant tax information for these calculations on a delayed basis, usually during the calendar year following the sale, so final determination of any resulting recapture income may be similarly delayed. If the recapture exceeds operating losses, we could recognize taxable income and have an income tax liability. No assurance can be given that such taxes will not exceed the Company’s deferred tax assumptions for purposes of computing the Company’s net asset value per share, which would result in an immediate reduction of the Company’s net asset value per share. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by us that are treated as dividend income or capital

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gain would be taxed under federal income tax laws applicable to corporate distributions, which would reduce our net distributable income. In addition, as U.S presidential and legislative priorities change and develop, energy-related tax provisions may be enacted, some of which may not be favorable to MLPs or corporations investing in them and may increase the amount of taxes we ultimately bear. There can be no assurance how any such provisions could affect our net distributable income or our business generally.

Utility Companies Risk

Utility Companies are a subset of Energy Infrastructure Companies and, as such, are subject to the risks described above under Energy Infrastructure Company Risk.

Other risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of Utility Companies, including: high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the company can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; the difficulty in obtaining an adequate return on invested capital or in financing large construction projects; effects of economic slowdowns and surplus capacity; increased competition from other providers of utilities services; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies.

Some Utility Companies also face risks associated with the effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for power generation, including, among other considerations: the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; potential impacts of terrorist activities on the utilities industry and its customers; and the impact of natural or man-made disasters. Utility Companies may also be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Deregulation is subjecting Utility Companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, Utility Companies may engage in riskier ventures. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a Utility Company.

In many regions, including the United States, the Utility industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas with respect to electric utility companies and other factors. For example, FERC has implemented regulatory changes to increase access to the nationwide transmission grid by utility and non-utility purchasers and sellers of electricity. A number of countries, including the United States, are considering or have implemented methods to introduce and promote retail competition. Changes in regulation may result in consolidation among domestic utilities and the disaggregation of many vertically integrated utilities into separate generation, transmission and distribution businesses. As a result, additional significant competitors could become active in certain parts of the utility industry.

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Renewable Infrastructure Companies Risk

Renewable Infrastructure Companies are a subset of Energy Infrastructure Companies and, as such, are subject to the risks described above under Energy Infrastructure Company Risk.

The future growth of Renewable Infrastructure Companies may be dependent on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy, accelerated cost-recovery systems of depreciation, tax credits and production credits.

The electric power produced, and revenues generated by a renewable energy generation facility, including solar electric or wind energy, is highly dependent on suitable weather conditions. These assets may not be able to operate in extreme weather conditions, such as during a severe freeze. Furthermore, components used in the generation of renewable energy could be damaged by severe weather, such as hailstorms, wildfires, tornadoes or hurricanes. In addition, replacement and spare parts for key components may be difficult or costly to acquire or may be unavailable. Unfavorable weather and atmospheric conditions could impair the effectiveness of assets or reduce their output beneath their rated capacity or require shutdown of key equipment, impeding operation of renewable assets. Actual climatic conditions at a facility site, particularly wind conditions, may not conform to the historical findings and, therefore, renewable energy facilities may not meet anticipated production levels or the rated capacity of the generation assets, which could adversely affect the business, financial condition and results of operations and cash flows of the Renewable Infrastructure Companies involved in the renewable energy industry.

A portion of revenues from investments in Renewable Infrastructure Assets will be tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electric power; the cost of and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. Owners of Renewable Infrastructure Assets may attempt to secure fixed prices for their power production through the use of financial hedges but may not be able to deliver power to collect such fixed price, rendering those hedges ineffective or creating economic losses for Renewable Infrastructure Assets.

Decreases in Subsidies and Changes in Regulations Risk

Poor economic conditions could have an effect on government budgets and threaten the continuation of government subsidies such as regulated revenues, cash grants, U.S. federal income and state tax benefits or state renewables portfolio standards that benefit Renewable Infrastructure Companies. Such conditions may also lead to adverse changes in laws or regulations. The reduction or elimination of renewable generation targets, tariffs, subsidies or tax incentives or adverse changes in law could have a material adverse effect on the profitability of some existing projects. The availability and continuation of public policy support mechanisms will drive a significant part of the economics and viability of renewable energy investments, and the curtailment or termination of such subsidies and incentives could adversely affect the feasibility and profitability of Renewable Infrastructure Assets and the growth plan of Renewable Infrastructure Companies. In addition, if the various domestic and international regulations that provide incentives for renewable energy change or expire in a manner that adversely impacts the market for Renewable Infrastructure Companies, the competitiveness of renewable energy generally and the economic value of new projects undertaken by Renewable Infrastructure Companies could be impacted.

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Renewable Infrastructure Companies also rely in part on environmental and other regulations of industrial and local government activities, including regulations granting subsidies or mandating reductions in carbon or other greenhouse gas emissions and minimum biofuel content in fuel or use of energy from renewable sources. If the businesses to which such regulations relate were deregulated or if such subsidies or regulations were changed or weakened, the profitability of Renewable Infrastructure Companies could suffer.

Hydrology, Solar and Wind Changes Risk

The revenues and cash flows generated by Renewable Infrastructure Assets are often correlated to the amount of electric power generated, which for some assets is dependent upon available water flows, solar conditions, wind conditions and weather conditions generally. Hydrology, solar, wind and weather conditions have natural variations from season to season and from year to year and may also change permanently because of climate change or other factors, and these changes could impact the profitability of Renewable Infrastructure Assets. A natural disaster could also impact water flows within the watersheds the Renewable Infrastructure Companies in which we invest operate. Wind energy is highly dependent on weather conditions and, in particular, on wind conditions. The profitability of a wind farm depends not only on observed wind conditions at the site, which are inherently variable, but also on whether observed wind conditions are consistent with assumptions made during the project development phase.

Operational Disruption Risk

Renewable Infrastructure Companies are exposed to risks in connection with disruptions of their operations, or to the operations of third parties on which they depend, which may be caused by technical breakdowns at power generation assets, resulting from aged or defective facility components, insufficient maintenance, failed repairs, power outages, adverse weather conditions, natural disasters, labor disputes, ill-intentioned acts or other accidents or incidents. These disruptions could result in shutdowns, delays or long-term decommissioning in production or distribution of energy. This may materially and adversely affect operations or financial condition and cause harm to the reputation of companies in which we invest.

Construction Risk

Renewable Infrastructure Companies may invest in projects that are subject to construction risk and construction delays. The ability of these projects to generate revenues will often depend upon their successful completion of the construction and operation of generating assets. Any shortage, delay or component price change from the suppliers of equipment associated with renewable energy projects could result in construction or installation delays. There have been periods of industry-wide shortage of key components, including solar panels and wind turbines. Delays in construction may also occur as a result of inclement weather, labor disruptions, technical complications or other reasons, and any resulting cost over-runs could negatively impact the income and market values of Renewable Infrastructure Companies.

In addition, tariffs on imports to the United States could affect operating or construction costs for a number of companies in which we invest. The cost of new solar power generation projects could be more challenging as a result of increases in the cost of solar panels or tariffs on imported solar panels imposed by the U.S. government on imported solar cells and modules manufactured in China. If project developers purchase solar panels containing cells manufactured in China, the purchase price for renewable energy equipment and facilities may reflect the tariff penalties mentioned above.

Renewable Infrastructure Technology Risk

Technology related to the production of renewable power and conventional power generation is continually advancing, resulting in a gradual decline in the cost of producing electricity. Renewable Infrastructure Companies may invest in and use newly developed, less proven, technologies in their

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development projects or in maintaining or enhancing their existing assets. There is no guarantee that such new technologies will perform as anticipated. The failure of a new technology to perform as anticipated may materially and adversely affect the profitability of a particular development project.

Increasing Competition/Market Change Risks

A significant portion of the electric power generation and transmission capacity sold by Renewable Infrastructure Assets is sold under long-term agreements with public utilities, industrial or commercial end-users or governmental entities. If, for any reason, any of the purchasers of power or transmission capacity under these agreements are unable or unwilling to fulfill their related contractual obligations or if they otherwise terminate such agreements prior to the expiration thereof, the business and financial condition of Renewable Infrastructure Companies could be materially and adversely affected. The power generation industry is characterized by intense competition, which may impact the ability of Renewable Infrastructure Companies to replace an expiring or terminated agreement with an agreement on equivalent terms and conditions, including at prices that permit operation of the related facility on a profitable basis, and as a result the affected facility may temporarily or permanently cease operations.

Changes in Tariffs Risk

The revenue that Renewable Infrastructure Assets generate from contracted concessions is often dependent on regulated tariffs or other long-term fixed rate arrangements. Under such concession agreements, a tariff structure is established, and Renewable Infrastructure Companies have limited or no possibility to independently raise tariffs beyond the established rates and indexation or adjustment mechanisms. Similarly, under a long-term power purchase agreement, Renewable Infrastructure Companies may be required to deliver power at a fixed rate for the contract period, with limited escalation rights. In addition, Renewable Infrastructure Companies may be unable to adjust tariffs or rates as a result of fluctuations in prices of raw materials, exchange rates, labor and subcontractor costs during the operating phase of these projects. Moreover, in some cases, if Renewable Infrastructure Assets fail to comply with certain pre-established conditions, the government or customer, as applicable, may reduce the tariffs or rates payable. In addition, during the life of a concession, the relevant government authority may unilaterally impose additional restrictions on tariff rates, subject to the regulatory frameworks applicable in each jurisdiction.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold. As we may invest up to 15% of our total assets in any single issuer, a decline in value of the securities of such an issuer could significantly impact the value of our portfolio. In addition, because a relatively higher percentage of our assets may be invested in the securities of a limited number of issuers, we may be more susceptible to any single economic, political or regulatory event than a diversified company.

Dependence on Limited Number of Customers and Suppliers

Certain Energy Infrastructure Companies in which we may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain Energy Infrastructure Companies in which we may invest depend upon a limited number of suppliers of goods or services to continue their operations. Any loss of any such customers or suppliers, including through bankruptcy, could materially adversely affect such Energy Infrastructure Companies’ results of operation and cash flow, and their ability to make distributions or dividends to equity holders could therefore be materially adversely affected.

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Capital Markets Risk

Financial markets are volatile, and Energy Infrastructure Companies may not be able to obtain new debt or equity financing on attractive terms or at all. A downturn in commodity prices and/or economic activity may negatively impact the ability of Energy Companies to raise capital, and equity capital in particular, at attractive levels. Downgrades of the debt of Energy Infrastructure Companies by rating agencies during times of distress could exacerbate this challenge. In addition, downgrades of the credit ratings of Energy Infrastructure Companies by ratings agencies may increase the cost of borrowing under the terms of an Energy Infrastructure Company’s credit facility, and a downgrade from investment grade to below investment grade (i.e., an issuer of junk bonds) may cause an Energy Infrastructure Company to be required to post collateral (or additional collateral) by its contractual counterparties, which could reduce the amount of liquidity available to such Energy Infrastructure Company and increase its need for additional funding sources. Increased reliance on private credit markets and non-bank financing sources may heighten refinancing risk if credit conditions tighten or investor demand for private debt diminishes. If funding is not available when needed, or is available only on unfavorable terms, Energy Infrastructure Companies may have to reduce their distributions or dividends to manage their funding needs and may not be able to meet their obligations as they come due. Moreover, without adequate funding, many Energy Infrastructure Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Financial Institution Instability Risk

Actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past, such as during the 2008-2010 global financial crisis and more recently from certain U.S. regional bank failures during 2023, and may in the future, lead to market-wide liquidity problems.

Investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for us and the companies in which we invest to acquire financing on acceptable terms or at all.

Political Instability Risk

The Energy Infrastructure Companies in which we may invest are subject to disruption as a result of terrorist activities (including cyber-attacks), civil unrest, military interventions, regional conflicts or wars, and other geopolitical events. The U.S. government has issued warnings that energy assets, specifically those related to pipeline and other energy infrastructure, production facilities and transmission and distribution facilities, may be targeted in future terrorist attacks. Internal unrest, acts of violence or strained relations between a government and energy companies or other governments may affect the operations and profitability of Energy Infrastructure Companies in which we invest. Broader geopolitical realignments, regional conflicts, regime changes, civil unrest and wars may contribute to price volatility and uncertainty in global energy supply chains. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of Energy Infrastructure Companies, even those that operate solely in North America.

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Weather Risks

Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain Energy Infrastructure Companies. Although most Energy Infrastructure Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions (for instance hurricanes, wildfires and extreme winter storms) demonstrate that no amount of preparation can protect an Energy Infrastructure Company from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by Energy Infrastructure Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions or dividends to equity holders.

Concentration Risk

Our investments are concentrated in the energy infrastructure sector. The focus of our portfolio on the energy infrastructure sector may present more risks than if our portfolio were broadly diversified over numerous sectors of the economy. A downturn in the energy infrastructure sector, or more generally in the energy industry, would have a larger impact on us than on an investment company that does not concentrate in the energy infrastructure sector. The performance of securities in the energy infrastructure sector may lag the performance of other industries or the broader market as a whole. To the extent that we invest a relatively high percentage of our assets in the obligations of a limited number of issuers, we may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Interest Rate Risk

Valuations of securities in which we invest are based on numerous factors, including sector and business fundamentals, management expertise, and expectations of future operating results. Most of the securities in which we invest pay quarterly distributions or dividends to investors and are viewed by investors as yield-based investments. As a result, yields for these securities are also susceptible, in the short-term, to fluctuations in interest rates and the equity prices of such securities may decline when interest rates rise. Because we invest in equity securities of Energy Infrastructure Companies, our net asset value and the asset coverage ratios on our senior securities may decline if interest rates rise. Changes in interest rates may also increase the Company’s cost of borrowing and reduce the return on leverage to common stockholders.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and distributions that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of our portfolio.

Over the past several years, inflation has remained elevated relative to historical norms, creating increased uncertainty for financial markets and economic conditions. Central banks, including the U.S. Federal Reserve, have taken actions intended to moderate inflation through changes in monetary policy; however, there can be no assurance that such actions will be successful or that inflationary pressures will subside on a sustained basis. Persistent inflation, or efforts to control inflation, may result in higher or more volatile interest rates, which could adversely affect the valuation of income-oriented investments such as

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those held by the Company. In addition, monetary policy actions taken in response to inflation may contribute to broader economic slowdowns or recessionary conditions, which could lead to reduced energy demand, financial stress among issuers in which we invest, and declines in the value of the Company’s portfolio. Uncertainty regarding the future path of inflation, interest rates, and monetary policy may negatively impact financial markets and the Company’s investment results.

Risk of Conflicting Transactions by the Investment Adviser

Kayne Anderson manages portfolios of other investment companies and client accounts that invest in similar or the same securities as the Company. It is possible that Kayne Anderson would effect a purchase of a security for us when another investment company or client account is selling that same security, or vice versa. Kayne Anderson will use reasonable efforts to avoid adverse impacts on the Company’s transactions as a result of those other transactions, but there can be no assurances that adverse impacts will be avoided.

Equity Securities Risk

The vast majority of our assets are invested in equity securities of Energy Infrastructure Companies. Such securities are subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. The prices of equity securities fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of Energy Infrastructure Companies, investors’ perceptions of the energy industry, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, Energy Infrastructure Company equity securities held by the Company may decline in price if the issuer fails to make anticipated distributions or dividend payments (or reduces the amount of such payments) because, among other reasons, the issuer experiences a decline in its financial condition. In general, the equity securities of MLPs that are publicly traded partnerships tend to be less liquid than the equity securities of corporations, which means that we could have difficulty selling such securities at the time and price we would like.

Small Capitalization Risk

Certain of the Energy Infrastructure Companies in which we invest may have comparatively smaller capitalizations than other companies whose securities are included in major benchmarked indices. Investing in the securities of smaller Energy Infrastructure Companies presents some unique investment risks. These Energy Infrastructure Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Infrastructure Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller Energy Infrastructure Companies may be less liquid than those of larger Energy Infrastructure Companies and may experience greater price fluctuations than larger Energy Infrastructure Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that we could have greater difficulty selling such securities at the time and price that we would like.

Debt Securities Risks

Debt securities in which we invest are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security.

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Credit Risk

An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade in the credit rating of a security by rating agencies may further decrease its value. Additionally, we may purchase a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which we invest. It is possible that by effectively increasing the principal balance payable or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Below Investment Grade and Unrated Debt Securities Risk

Below investment grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) are rated Ba1 or less by Moody’s, BB+ or less by KBRA, Fitch or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities (or junk bonds) generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. In addition, the prices of these below investment grade (or junk bonds) and other unrated debt securities in which we may invest are more sensitive to negative developments, such as a decline in the issuer’s revenues or profitability or a general economic downturn, than are the prices of higher grade securities. Below investment grade (or junk bonds) and unrated debt securities tend to be less liquid than investment grade securities, and the market for below investment grade (or junk bonds) and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded.

Prepayment Risk

Certain debt instruments, particularly below investment grade securities (or junk bonds), may contain call or redemption provisions that would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Interest Rate Risk for Debt and Equity Securities

Debt securities, and equity securities that pay dividends and distributions, have the potential to decline in value, sometimes dramatically, when interest rates rise or are expected to rise. In general, the values or prices of debt securities vary inversely with interest rates. The change in a debt security’s price depends on several factors, including its maturity. Generally, debt securities with longer maturities are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms). As described elsewhere in this section, a wide variety of factors can cause interest rates to rise or fall including central bank monetary policies, inflation dynamics, and broader economic developments.

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Risks Associated with Investing in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Company may decrease.

Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act. We may purchase equity securities in a PIPE transaction that are structured as convertible preferred equity (that may also pay distributions in kind). At the time a convertible preferred equity investment becomes convertible into common equity, the common equity may be worth less than the conversion price, which would make it uneconomic to convert into common equity and, as a result, significantly reduce the liquidity of the investment.

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, we may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which we invest. In addition, the securities of privately held companies are generally illiquid, and entail the risks described under “Liquidity Risk.”

Liquidity Risk

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in Energy Infrastructure Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

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We also invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value, and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Our investments in restricted securities may include investments in private companies. Such securities are not registered under the Securities Act until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms would be limited until the portfolio company becomes a public company.

Portfolio Turnover Risk

Portfolio turnover may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, including taxes related to realized gains, that are borne by us. It could also result in an acceleration of realized gains on portfolio securities held by us (and payment of cash taxes on such realized gains).

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income, interest rate and currency indices, and other financial instruments, enter into total return swaps and various interest rate transactions such as swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to us for investment purposes.

We have written covered calls in the past and may do so in the future. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
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has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on an interest rate swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of our debt securities, revolving credit facility and other borrowings (collectively, our “Borrowings”) and our preferred stock (together with our Borrowings, “Leverage Instruments”), we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to us.

Short Sales Risk

Short selling involves selling securities that may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace a borrowed security is secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also are required to segregate collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on the collateral deposited with such broker-dealer.

Public Health Emergency Risk

Pandemics and other local, national, and international public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 Flu, the Avian Flu, Ebola and the COVID-19 pandemic, can result in market volatility and disruption, and any similar future emergencies may materially and adversely impact economic production and activity in ways that cannot be predicted, all of which could result in substantial investment losses.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
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The full extent of the impact of such public health emergencies on global economic conditions, and on the operations, financial condition, and performance of any particular market, industry or business, is impossible to predict, and additional economic disruptions and market volatility may occur as new variants appear and spread. Ongoing and potential additional materially adverse effects, including further global, regional and local economic downturns (including recessions) of indeterminate duration and severity, are possible.

Any such public health emergency could have a significant adverse impact on our investments and result in significant investment losses. Of particular relevance to an investment in KYN, volatility in the energy markets, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of such public health emergencies on global economic activity, can significantly affect the performance of the energy sector, as well as the performance of Energy Infrastructure Companies in which we invest. Other public health emergencies in the future could have similar impacts.

General Market Conditions Risk

Global economic, political and market conditions, including uncertainty about the financial stability of the United States, could have a significant adverse effect on our business, financial condition and results of operations. The current worldwide financial markets situation, as well as various social and political tensions in the United States and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may contribute to increased market volatility, may have long term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide.

In addition, market volatility resulting from the continuing war between Russia and Ukraine in Europe, and the evolving conflicts and civil unrest in the Middle East, could adversely affect our business, financial condition or results of operations. These ongoing conflicts and any measures taken in response could be expected to have a negative impact on the economy and business activity globally and could have a material adverse effect on our portfolio companies and our business, financial condition, cash flows and results of operations. The severity and duration of such conflicts and their impact on global economic and market conditions are impossible to predict. In addition, sanctions imposed could also result in counter measures or retaliatory actions that could adversely impact our business or the business of our portfolio companies, including, but not limited to, cyberattacks targeting companies, individuals or other infrastructure upon which our business and the business of our portfolio companies rely.

Risks Related to Our Business and Structure

Use of Leverage

We currently utilize Leverage Instruments and intend to continue to do so. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 20% – 25% of our total assets, including proceeds from such Leverage Instruments. Notwithstanding this policy, based on market conditions at such time, we may use Leverage Instruments in amounts greater than our policy (to the extent permitted by the 1940 Act) or less than our policy. Leverage Instruments have seniority in liquidation and distribution rights over our common stock.

If we are unable to renew or refinance our credit facility prior to maturity or if we are unable to refinance our Notes or MRP Shares as they mature, we may be forced to sell securities in our portfolio to repay debt or MRP Shares as they mature. If we are required to sell portfolio securities to repay outstanding debt or MRP Shares as they mature or to maintain asset coverage ratios, such sales may be at prices lower than what we would otherwise realize if we were not required to sell such securities at such time.

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INVESTMENT OBJECTIVE, POLICIES AND RISKS
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Additionally, we may be unable to refinance our debt or MRP Shares or sell a sufficient amount of portfolio securities to repay debt or MRP Shares as they mature or to maintain asset coverage ratios, which could cause an event of default on our debt securities or MRP Shares.

Leverage Instruments constitute a substantial lien and burden by reason of their priority claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any Borrowings are senior to the rights of holders of common stock and preferred stock, with respect to the payment of distributions or upon liquidation. We may not be permitted to declare dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any Borrowing. In addition, we may not be permitted to pay distributions on common stock unless all dividends on the preferred stock and/or accrued interest on Borrowings have been paid, or set aside for payment.

In an event of default under any Borrowing, the lenders have the right to cause a liquidation of collateral (i.e., sell portfolio securities and other of our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on Notes and MRP Shares that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Certain types of leverage, including the Notes and MRP Shares, subject us to certain affirmative covenants relating to asset coverage and our portfolio composition. In a declining market, we may need to sell securities in our portfolio to maintain asset coverage ratios, which would impact the distributions to us, and as a result, our cash available for distribution to common stockholders. By utilizing Leverage Instruments, we may be forced to sell securities at an inopportune time in the future to maintain asset coverage ratios and may be forced to pay prepayment penalties on our Notes and MRP Shares. Our Leverage Instruments also may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay distributions on common stock and preferred stock in certain instances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidation, among others. We may also be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act; however, Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

Interest Rate Hedging Risk

We may hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of our portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to KAFA’s ability to correctly predict changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that KAFA’s judgment in this respect will be accurate. To the extent there is a decline in interest rates, the value of interest rate swaps or other interest rate hedging transactions could decline, and result in a decline in the net asset value of our common stock (and asset coverage ratios for our senior securities). In addition, if the counterparty to an interest rate swap or cap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Foreign Investing Risk

We invest in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. This risk is heightened in light of uncertainties as to the future of certain trade agreements between the United States and Canada. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy.

Investments in some foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, securities trading practices abroad may offer less protection to investors. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of our portfolio.

Foreign Currency Risk

Because we invest in foreign (non-U.S.) currencies or in foreign securities that are denominated, trade and/or receive revenues in foreign (non-U.S.) currencies, we are subject to the risk that those foreign currencies may decline in value relative to the U.S. dollar. We may use hedging strategies to mitigate the risks associated with investing in securities denominated in foreign currencies. In the case of currency hedging positions, we are subject to the risk that the U.S. dollar may decline in value relative to the currency being hedged. Currency exchange rates may fluctuate significantly and unpredictably. As a result, our investments in foreign currencies, in foreign securities that are denominated, trade, and/or receive revenues in foreign currencies, or in derivatives that provide exposure to foreign currencies may reduce our returns.

Tax Risks

In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including, but not limited to, the risks summarized below. The federal, state, local and foreign tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

Taxability of Distributions Received

We cannot assure you what percentage of the distributions paid on our common stock, if any, will be treated as tax-advantaged qualified dividend income or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
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characterization of distributions received by our common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, currently a 3.8% federal tax on net investment income (the “Tax Surcharge”) generally applies to dividend income and net capital gains for taxpayers whose adjusted gross income exceeds $200,000 for single filers or $250,000 for married joint filers.

Tax Risks of Investing in our Securities

A reduction in the return of capital portion of the distributions that we receive from our portfolio investments or an increase in our earnings and profits and portfolio turnover may reduce that portion of our distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to our common and preferred stockholders.

Other Tax Risks

As a limited partner in the MLPs in which we invest, we will be allocated our distributive share of income, gains, losses, deductions and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on our distributive share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or our capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in our portfolio could result in a reduction in the depreciation deduction passed through to us, which may, in turn, result in increased current tax liability to us. In addition, changes to the tax code that impact the amount of income, gain, deduction or loss that is passed through to us from the MLP securities in which we invest (for example through changes to the deductibility of interest expense or changes to how capital expenditures are depreciated) may also result in an increased current tax liability to us. For example, the 2017 Tax Cuts and Jobs Act imposed certain limitations on the deductibility of interest expense that could result in less deduction being passed through to us as the owner of an MLP that is impacted by such limitations. We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be required to pay previously deferred taxes. A portion of the gain upon disposition of MLP units attributable to Internal Revenue Code Section 751 assets, including depreciation recapture, would be recognized as ordinary income. Ordinary income attributable to Section 751 assets may exceed the net taxable gain realized upon sale and may be recognized even if there is a net taxable loss upon disposition. We could therefore recognize both ordinary income and a capital loss upon disposition of MLP units.

We rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, we modify our estimates or assumptions regarding our deferred taxes.

The 2017 Tax Cuts and Jobs Act also imposed limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and elimination of carrybacks). These limitations may impact certain deductions to taxable income and may result in an increased current tax liability to us. To the extent certain deductions are limited in any given year, we may not be able to utilize such deductions in future periods if we do not have sufficient taxable income.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

KYN may employ a variety of tax strategies intended to reduce or defer the Company’s cash tax obligations or overall tax liability. These strategies, including the purchase of transferable tax credits and utilization of net and/or capital loss carryforwards, rely on current tax laws, regulations, interpretations and assumptions regarding the character, timing, and allocation of income, gains, losses, and deductions. Changes in tax laws or regulations, shifts in administrative or judicial interpretations, or differences between anticipated and actual tax outcomes could reduce or eliminate the intended benefits of such strategies. In addition, the Company may be exposed to increased tax liabilities, penalties, and/or interest if tax positions are challenged by taxing authorities or ultimately determined to be incorrect and could adversely affect the Company’s net asset value or overall performance.

Deferred Tax Risks of Investing in our Securities

The Tax Cuts and Jobs Act reduced the federal corporate tax rate from 35% to 21%. Because our deferred tax liability is based primarily on the federal corporate tax rate, the enactment of the bill significantly reduced our deferred tax liability and increased our net asset value. If the federal income tax rate were to increase in the future, our deferred tax liability would increase resulting in a corresponding decrease to our net asset value.

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

Management Risk; Dependence on Key Personnel of Kayne Anderson

Our portfolio is subject to management risk because it is actively managed. KAFA applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the energy sector. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals manage a number of investment vehicles on behalf of Kayne Anderson and, as a result, do not devote all of their time to managing us, which could negatively impact our performance. Furthermore, these individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Cybersecurity Risk

The information and technology systems relied upon by KYN, KAFA and our service providers (including, but not limited to, fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which we invest may be vulnerable to damage or

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INVESTMENT OBJECTIVE, POLICIES AND RISKS
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interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although KAFA has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of KYN, KAFA, our service providers and/or issuers of securities in which we invest and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of KYN, KAFA, our service providers and/or issuers of securities in which we invest, subject these entities and their respective affiliates to legal claims or otherwise affect their business and financial performance. There is also a risk that cybersecurity breaches may not be detected, and KYN and its stockholders could be negatively impacted as a result.

Conflicts of Interest of Kayne Anderson

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients in which the Company will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific trades. Kayne Anderson or its affiliates may buy or sell securities for us that differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with Energy Infrastructure Companies. In addition, to the extent that Kayne Anderson sources and structures private investments in Energy Infrastructure Companies, certain employees of Kayne Anderson may become aware of actions planned by Energy Infrastructure Companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in an Energy Infrastructure Company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded Energy Infrastructure Company securities.

Kayne Anderson manages or advises several private investment funds and separately managed accounts (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. Further, Kayne Anderson may at some time in the future, manage other investment funds with the same investment objective as ours or that otherwise create potential conflicts of interest with us. The results of our investment activities may differ significantly from the results achieved for Affiliated Funds. Kayne Anderson may give advice and take action, with respect to Affiliated Funds that may compete or conflict with advice or actions KAFA may take on our behalf.

Investment decisions for us are made independently from Affiliated Funds; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the

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securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

Under the 1940 Act, we are generally prohibited from participating in certain joint transactions with our affiliates. However, we may make investments alongside Affiliated Funds pursuant to an exemptive relief granted by the SEC to us, KAFA and certain of our affiliates. Pursuant to such exemptive relief, and subject to certain conditions, we are permitted to co-invest in the same security with our affiliates in a manner that is consistent with our investment objective, investment strategy, policies, regulatory consideration and other relevant factors. If opportunities arise that would otherwise be appropriate for us and an Affiliated Fund to purchase different securities in the same issuer, Kayne Anderson will need to decide which account will proceed with such investment. Kayne Anderson’s investment allocation policy incorporates the conditions of exemptive relief to seek to ensure that investment opportunities are allocated in a manner that is fair and equitable.

The investment management fee paid to KAFA is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we have adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Pursuant to Rule 2a-5, our Board of Directors has designated KAFA as the Board’s “Valuation Designee”. As the Valuation Designee, KAFA performs fair value determinations of our portfolio holdings, subject to oversight by and periodic reporting to the Board. KAFA determines the fair value of our portfolio holdings in accordance with our valuation program, as adopted by the Board. As a part of this process, KAFA receives a valuation report from a third-party firm for fair valued (Level 3) securities. KAFA’s role in determining the fair value of illiquid securities, which directly affects the value of our assets and thereby the management fees to be paid, may create a conflict of interest between KAFA and the Company and its stockholders.

Risk of Owning Securities of Affiliates

From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we and our affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we and our affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

Valuation Risk

Market prices may not be readily available for certain of our investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by KAFA as our Valuation Designee. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

the judgment of KAFA than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We also have adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms; and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and allowing a majority of our entire Board of Directors to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have the authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock.

Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. Under the Company’s investment management agreement, KAFA is also indemnified against certain liabilities arising out of the performance of its duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. If a claim were to be brought, and a loss were to be experienced, this could materially adversely affect the Company and/or result in a loss on your investment in the Company.

Additional Risks Related to Our Common Stock

Market Discount from Net Asset Value Risk

Our common stock has traded both at a premium and at a discount to our net asset value. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock depends upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, distribution levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of distributions, trading volume, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INVESTMENT OBJECTIVE, POLICIES AND RISKS
(UNAUDITED)

Leverage Risk to Common Stockholders

The issuance of Leverage Instruments represents the leveraging of our common stock. Leverage is a technique that could adversely affect our common stockholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common stock will be more volatile. There is no assurance that our use of leverage will be successful.

Our common stockholders bear the costs of leverage through higher operating expenses. Our common stockholders also bear management fees, whereas holders of notes or preferred stock do not bear management fees. Because management fees are based on our total assets, our use of leverage increases the effective management fee borne by our common stockholders. In addition, the issuance of additional senior securities by us would result in offering expenses and other costs, which would ultimately be borne by our common stockholders. Fluctuations in interest rates could increase our interest or dividend payments on Leverage Instruments and could reduce cash available for distributions on common stock. Certain Leverage Instruments are subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect our ability to pay distributions to our common stockholders in certain instances. We may also be required to pledge our assets to the lenders in connection with certain other types of borrowing.

Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends or interest paid on Leverage Instruments may reduce the returns to our common stockholders or result in fluctuations in the distributions paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use financial leverage, the investment management fee payable to Kayne Anderson may be higher than if we did not use leverage.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates or actual or anticipated changes in investment values in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates or changes in investment values are difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates (or future changes in investment values), and that prediction turned out to be incorrect, the reduction in leverage would likely result in a reduction in income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
CYBERSECURITY
(UNAUDITED)

The Company’s Board of Directors (the “Board”) is responsible for overseeing the Company’s risk management program and cybersecurity is a critical element of this program. Management is responsible for the day-to-day administration of the Company’s risk management program and its cybersecurity policies, processes, and practices. The Company relies on the cybersecurity strategy and policies implemented by KAFA, our investment adviser. KAFA’s cybersecurity policies, standards, processes, and practices are based on recognized frameworks established by the National Institute of Standards and Technology, the International Organization for Standardization and other applicable industry standards and are fully integrated into the firm’s overall risk management processes. In general, the Company seeks to address material cybersecurity threats through a company-wide approach that addresses the confidentiality, integrity, and availability of the Company’s information systems or the information that the Company collects and stores, by assessing, identifying and managing cybersecurity issues as they occur.

Cybersecurity Risk Management and Strategy

The Company’s cybersecurity risk management strategy focuses on several areas:

•   Identification and Reporting: The Company has implemented a comprehensive, cross-functional approach to assessing, identifying and managing material cybersecurity threats and incidents. The Company’s program includes controls and procedures to properly identify, classify and escalate certain cybersecurity incidents to provide management visibility and obtain direction from management as to the public disclosure and reporting of material incidents in a timely manner.

•   Technical Safeguards: The Company implements technical safeguards that are designed to protect the Company’s information systems from cybersecurity threats, including firewalls, intrusion prevention and detection systems, anti-malware functionality, and access controls, which are evaluated and improved through vulnerability assessments and cybersecurity threat intelligence, as well as assistance from third party experts where necessary.

•   Incident Response and Recovery Planning: The Company has established and maintains comprehensive incident response, business continuity, and disaster recovery plans designed to address the Company’s response to a cybersecurity incident. The Company conducts regular tabletop exercises to test these plans and ensure personnel are familiar with their roles in a response scenario.

•   Third-Party Risk Management: The Company maintains a comprehensive, risk-based approach to identifying and overseeing material cybersecurity threats presented by third parties, including vendors, service providers, and other external users of the Company’s systems, as well as the systems of third parties that could adversely impact our business in the event of a material cybersecurity incident affecting those third-party systems, including any outside consultants who advise on the Company’s cybersecurity systems.

•   Education and Awareness: The Company provides regular, mandatory training for all levels of employees regarding cybersecurity threats as a means to equip the Company’s employees with effective tools to address cybersecurity threats, and to communicate the Company’s evolving information security policies, standards, processes, and practices.

KAFA conducts periodic assessment and testing of its policies, standards, processes, and practices in a manner intended to address cybersecurity threats and events. This includes penetration testing of network infrastructure and phishing tests targeting Kayne Anderson’s employees. The results of such assessments and reviews are evaluated by management and reported to the Board, and KAFA adjusts its cybersecurity policies, standards, processes, and practices as necessary based on the information provided by these assessments and reviews.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
CYBERSECURITY
(UNAUDITED)

Governance

The Board, in coordination with KAFA, oversees the Company’s risk management program, including the management of cybersecurity threats. The Board receives regular updates and reports on developments in the cybersecurity space, including risk management practices, recent developments, vulnerability assessments, third-party and independent reviews, the threat environment, and information security issues encountered by the Company. The Board also receives prompt and timely information regarding any cybersecurity risk that meets pre-established reporting thresholds, as well as ongoing updates regarding any such risk. On an annual basis, the Board and KAFA discuss the Company’s approach to overseeing cybersecurity threats.

KAFA has established an internal working group that includes relevant representation from senior management including the Chief Compliance Officer (“CCO”), Chief Financial Officer (“CFO”), Chief Information Security Officer (“CISO”), and Chief Technology Officer (“CTO”), who work collaboratively to implement a program designed to protect the Company’s information systems from cybersecurity threats and to promptly respond to any material cybersecurity incidents in accordance with the Company’s incident response and recovery plans. Through ongoing communication with these teams, the CISO and senior management are informed about and monitor the prevention, detection, mitigation and remediation of cybersecurity threats and incidents in real time, and report such threats and incidents to the Board when appropriate.

Members of the internal working group have multiple decades of experience in information security and risk management, including assessing cybersecurity threats. Furthermore, the CISO has an educational background and holds professional certifications relevant to management of cybersecurity.

Material Affects of Cybersecurity Incidents

Risks from cybersecurity threats, including as a result of any previous cybersecurity incidents, have not materially affected and are not reasonably likely to materially affect the Company, including its business strategy, results of operations, or financial condition.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Independent Directors
Name(1) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years
William R. Cordes (born 1948)	Director. 3-year term (until the 2026 Annual Meeting of Stockholders)/served since August 2018. Member of Audit Committee (Chair).

Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.

Current: • Live Well Go Fish (not-for-profit organization) Prior: • Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) • Boardwalk Pipeline Partners, LP • Northern Border Partners, L.P.
Holli C. Ladhani (born 1970)	Director. 3-year term (until the 2028 Annual Meeting of Stockholders)/served since May 2025. Member of Audit Committee.

President, Chief Executive Officer and director of Select Water Solutions from November 2017 to January 2021. Chairman and Chief Executive Officer of Rockwater Energy Solutions (“Rockwater”) from June 2015 to November 2017. Executive Vice President, Chemical Technologies Division of Rockwater from July 2013 to June 2015. Executive Vice President and Chief Financial Officer of Rockwater from March 2011 to July 2013. Executive Vice President and Chief Financial Officer of Dynegy, Inc. from November 2005 to March 2011.

Current:

•   Amrize (NYSE: AMRZ)

•   AmSpec

•   Onward Energy

•   Quanta Services, Inc. (NYSE: PWR)

•   Rice University
(not-for-profit organization)

Prior:

•   Marathon Oil

•   Atlantic Power

•   Noble Energy

•   Rosetta Resources

Michael N. Mears (born 1963)	Director. 3-year term (until the 2028 Annual Meeting of Stockholders)/served since May 2025. Member of Audit Committee.

Chairman, President and Chief Executive Officer of Magellan Midstream Partners, L.P. (“Magellan”) from 2011 to April 2022. Chief Operating Officer of Magellan from 2008 to 2011. Senior Vice President, Transportation and Terminals of Magellan from 2003 to 2008.

Current: • Devon Energy Corporation (NYSE: DVN) • Sempra Energy (NYSE: SRE) Prior: • Magellan
Barry R. Pearl (born 1949)	Director. 3-year term (until the 2026 Annual Meeting of Stockholders)/served since August 2018. Member of Audit Committee and Nominating, Corporate Governance and Compensation Committee.

Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets from March 2016 to July 2018, Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC an energy infrastructure developer), from February 2007 to March 2016. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”), (the general partner of TEPPCO Partners, L.P.,) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

Prior: • Magellan • KMF • Peregrine Midstream Partners LLC • Seaspan Corporation • Targa Resources Partners LP • TEPPCO Partners, L.P.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Independent Directors
Name(1) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years
William H. Shea, Jr. (born 1954)	Lead Independent Director. 3-year term (until the 2027 Annual Meeting of Stockholders)/served since March 2008. Member of Nominating, Corporate Governance and Compensation Committee (Chair).

Chief Executive Officer of Jefferson Energy Companies from January 2020 to June 2021. Chief Executive Officer of Mainline Energy Partners, LLC from July 2016 to September 2019. Chief Executive Officer and President of Niska Gas Storage Partners LLC from May 2014 to July 2016. Chief Executive Officer of the general partner of PVR Partners, L.P. (PVR) from March 2010 to March 2014. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG), from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.

Prior: • KMF • BGH • BPL • Gibson Energy ULC • Mainline Energy Partners, LLC • Niska Gas Storage Partners LLC • PVG • PVR • Penn Virginia Corporation • USA Compression Partners, LP
Carita S. Walker (born 1971)	Director. 3-year term (until the 2026 Annual Meeting of Stockholders)/served since June 2022. Member of Nominating, Corporate Governance and Compensation Committee.	Chief Legal Officer at Shell Recharge Solutions — a Shell company since June 2020. Senior Legal Counsel with Qatar Shell Service Company from June 2016 to June 2020.	Current: • Xavier University of Louisiana (not-for-profit organization) • Environmental Law Institute (not-for-profit organization) Prior: • KMF

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Interested Director and Non-Director Officers
Name(1) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years(2)	Other Directorships Held by Director/Officer During Past Five Years
James C. Baker, Jr.(3) (born 1972)

Chairman of the Board of Directors since June 2020, Director, President and Chief Executive Officer. 3-year term (until the 2027 Annual Meeting of Stockholders). Elected annually as an officer/served since June 2005.

Partner and Senior Managing Director of Kayne Anderson since February 2008. Managing Partner of KAFA since June 2019. Senior Managing Director of KAFA from February 2008 to June 2019. Chief Executive Officer of KYN since June 2019. President of KYN since June 2016. President of Kayne Anderson BDC, Inc. (“KABDC”) from February 2021 until August 2023. Chief Executive Officer of KABDC from June 2021 until August 2023. President and Chief Executive Officer of Kayne DL 2021, Inc. (“KDL”) from December 2021 until August 2023.

Current:

•   KACALP

•   Expression Therapeutics

•   Ironwood Midstream Energy Partners III LLC (“IMEP III”)

Prior:

•   KMF

•   K-Sea Transportation Partners L.P.

•   Petris Technology, Inc.

•   ProPetro Services, Inc.

Harrison J. Little (born 1988)	Executive Vice President. Elected annually as an officer/served since February 2024.

Co-Head of KAFA since January 2026. Partner and Head of Research of KAFA since December 2023. Executive Vice President of KYN since February 2024. Partner, Co-Founder and Director of Research of Decade Renewable Partners from September 2021 until December 2023. Senior Associate at Citadel LLC from July 2017 until October 2020.

None
A. Colby Parker (born 1987)	Chief Financial Officer and Treasurer since April 2022. Elected annually as an officer/served since January 2019.

Senior Managing Director of Kayne Anderson since January 2026. Managing Director of Kayne Anderson from August 2023 to January 2026. Controller of Kayne Anderson from July 2015 until August 2023. Chief Financial Officer and Treasurer of KYN since April 2022. Vice President of KYN from June 2020 to March 2022. Assistant Treasurer of KYN from January 2019 to March 2022.

None
Ron M. Logan, Jr. (born 1960)	Executive Vice President. Elected annually as an officer/served since September 2012.

Senior Managing Director of Kayne Anderson since February 2014. Managing Director of Kayne Anderson from September 2006 to February 2014. Executive Vice President of KYN since June 2024. Senior Vice President of KYN from September 2012 until June 2024.

Current: • IMEP III • Sentinel Midstream Highline JV Holdings LLC Prior: • VantaCore Partners LP • Streamline Innovations Holdings, Inc.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Interested Director and Non-Director Officers
Name(1) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years(2)	Other Directorships Held by Director/Officer During Past Five Years
Michael J. O’Neil (born 1983)	Executive Vice President and Secretary. Elected annually as an officer/served since December 2013.

Executive Vice President of KYN since March 2024. Secretary of KYN since September 2021. Chief Compliance Officer of KYN from December 2013 until March 2024. Chief Compliance Officer of Kayne Anderson since March 2012 and of KA Associates, Inc. (broker-dealer) since January 2013. Chief Compliance Officer of KABDC and KDL since inception. Secretary of KABDC and KDL since July 2021. A compliance officer at BlackRock Inc. from January 2008 to February 2012.

Current: • Worcester Academy (not-for-profit organization)
Gordon H. Hamilton (born 1994)	Vice President. Elected annually as an officer/served since September 2024.

Senior Managing Director of Kayne Anderson since January 2026. Portfolio Manager at Kayne Anderson since January 2024. Senior Research Analyst at Kayne Anderson since 2020. Vice President of KYN since September 2024. Associate at Kayne Anderson from 2018 to 2019. Investment Banking Analyst at Bank of America Merrill Lynch from 2016 to 2018.

None
Adriana I. Jimenez (born 1976)	Vice President. Elected annually as an officer/served since December 2021.	Vice President of KYN since December 2021. Controller of Kayne Anderson since 2011.	None
Mark V. Mangilit (born 1979)	Chief Compliance Officer. Elected annually as an officer/served since June 2024.	Managing Director of Kayne Anderson since January 2026. Senior Vice President of Kayne Anderson from January 2019 to January 2026. Chief Compliance Officer of KYN since March 2024.	None

____________

(1)        The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 717 Texas Avenue, Suite 2200, Houston, Texas, 77002.

(2)        In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”) merged into Kayne Anderson Energy Infrastructure Fund, Inc. (“KYN”), respectively. In November 2023, KMF merged with and into KYN. The table presents principal occupations for each director and corporate officer of KYN and does not set forth the principal occupations, if any, for KMF, KYE and KED.

(3)        The Company is managed by KA Fund Advisors, LLC (“KAFA”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”). James C. Baker, Jr. is an “interested person” of the Company as defined in the 1940 Act by virtue of his employment relationship with Kayne Anderson.

Additional information regarding the Company’s directors is contained in the Company’s Proxy Statement, the most recent version of which can be found on the Company’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

The Company has adopted a Dividend Reinvestment Plan (the “Plan”), as further described below. A stockholder is automatically enrolled in the Plan unless that stockholder specifically elects to receive cash distributions, as further described below. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants. There are no brokerage charges with respect to shares issued directly by the Company as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions.

An investor that holds common stock of the Company with a brokerage firm that does not participate in the Plan will not be able to participate in the Plan. In addition, an investor that participates in the Plan through a brokerage account may not be able to transfer common stock of the Company to another brokerage firm and continue to participate in the Plan.

The following are the terms of the Company’s Dividend Reinvestment Plan:

Kayne Anderson Energy Infrastructure Fund, Inc., a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify Equiniti Trust Company, LLC, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.equiniti.com/us, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to Equiniti Trust Company, LLC, P.O. Box 10027, Newark NJ 07101 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004
Amended: December 13, 2005
Amended: March 12, 2009

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

ANNUAL CERTIFICATION

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•   without charge, upon request, by calling (877) 657-3863;

•   on the Company’s website, www.kaynefunds.com; and

•   on the SEC’s website, www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-PORT and Form N-30B-2. The Company’s Form N-PORT and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Company also makes its quarterly reports available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

This Privacy Notice (“Notice”) provides information about the data that is collected, processed, used, transmitted and stored by KA Fund Advisors, LLC and its affiliates (collectively “we,” “Kayne Anderson” or the “Firm”), and Kayne Anderson’s commitment to appropriately using and protecting the data collected.

Generally speaking, Kayne Anderson collects data about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you provide to us orally; and

•   Information about your transactions with us, our affiliates or others.

When you use our services, you acknowledge that you have read and understand the contents of this Notice.

Defining Personal Information

Various laws and regulations use different terms and definitions for information about individuals that is personal and should be protected. Some laws and regulations consider only very limited types of information to be protected and private. Others include much broader categories.

At Kayne Anderson, we have chosen to adopt the broader approach to what information must be protected and kept private. In this notice, “Personal Information” (or “PI”) refers to data that could be used, alone or in combination with other data, to identify you as an individual. It can include name, physical address, email address, IP address, date of birth, social security number, passwords, financial information, and more.

What Personal Information Do We Collect?

Kayne Anderson does not collect more information than is needed to conduct its business and satisfy any associated regulatory requirements. The following are examples of the types of personal information that we may collect:

•   Name, address, phone number and email address;

•   Age, date of birth, occupation and marital status;

•   Personal identifier, depending on your country of residence, such as your Social Security Number; and

•   Financial information, including account balances and assets, and, in certain jurisdictions, representations required under applicable law or regulation concerning your financial resources.

How Do We Collect Information?

When Kayne collects data from you directly, we will provide Kayne Anderson’s contact information and Kayne Anderson’s purpose for collecting and processing the data.

Do We Need Consent to Collect Your Data?

By providing your data, you consent to its collection, processing, use, transfer and storage. Your consent can be withdrawn at any time by providing adequate notice (see below) to Kayne Anderson. However, withdrawing your consent may impact your ability to invest in our funds.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

How Do We Use Personal Information?

We use your personal information for a variety of business purposes, including but not limited to, the following:

•   For our everyday business purposes to administer, facilitate and manage your relationship and/or account(s) with Kayne Anderson.

•   To contact you or your designated representative(s) in connection with your relationship and/or account;

•   To monitor and audit compliance with our internal policies and procedures; and

•   To comply with and enforce applicable legal and regulatory requirements.

If your relationship with Kayne Anderson ends, we will continue to treat your personal information, to the extent we retain it, as described in this Notice.

With Whom Do We Share Personal Information?

Privacy is an integral part of the Firm. We do not disclose your personal information to third parties, except as described in this Notice, and never for compensation. Additionally, we will not share your personal information with third parties without your specific consent or unless Kayne Anderson is required or permitted to by law (such as Regulation S-P) and/or government authorities.

Third parties that we share personal information with are required to maintain the confidentiality of such information and are prohibited from using your personal information for purposes other than those that were specified upon receipt of your data. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

We will not sell your personal information. If we share your personal information with third parties performing services for us, or acting on our behalf, we will not allow them to use your information for other purposes, and we will contractually require them to protect your information.

What Security Measures Do We Have?

Kayne Anderson restricts access to personal information about you to those employees who need to know that information to provide financial products or services to you. Kayne Anderson has physical, electronic and administrative safeguards in place to help protect data from loss, misuse, unauthorized access, disclosure, alteration, and destruction. This includes a dedicated group of information security personnel that design, implement and monitor our information security program.

Please contact us for a copy of Kayne Anderson’s policies for more information on the Firm’s information security practices and procedures.

How Long Do We Retain Personal Information?

We will retain your personal information for the period necessary to fulfill our services and the purposes outlined in this Notice unless a longer retention period is required by law.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

How Can You Manage Your Personal Information?

If you would like to request, delete, or update the personal information that you provided us, or exercise any of your data protection rights you may contact us using the contact information below. For your protection, we will need to verify your identity prior to complying with your request. Kayne Anderson does not charge for this service.

Kayne Anderson will make a good faith effort to process your request without undue delay and within the timeframe provided by applicable law. You are also entitled to have Kayne Anderson modify or delete any information that you believe is incorrect or out of date. Kayne Anderson reserves the right to limit or deny access to personal information where providing such information would be unreasonably burdensome or expensive or as otherwise permissible under relevant laws. If Kayne Anderson determines that access cannot be provided in any particular instance, Kayne Anderson will provide the individual requesting access with an explanation of why it has made that determination and a contact point for any further inquiries.

What Rights Do California Clients Have?

Under the California Consumer Privacy Act (CCPA), clients domiciled in California have certain rights with respect to their personal information. In particular, you may have the right to:

•   Request that we disclose, free of charge, the categories and specifics of the PI we collect about you as a California resident (and/or, if applicable, sell or otherwise disclose to a third party for business purposes). Currently, however, Kayne Anderson does not sell personal information.

•   Choose to opt-out of the sale of personal information. Currently, however, Kayne Anderson does not sell personal information.

•   Request that we delete the PI we have collected. Following our verification of the request, we will comply with the request and delete any or all of the PI in our possession that we collected from you and/or any or all such PI in the possession of our service providers, unless otherwise restricted by law or regulation. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Non-Discrimination for Exercising Your CCPA Right

We follow the requirements of California Civil Code §1798.125, and will not discriminate against any consumer who exercises the rights under the CCPA. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Contact Us

If you have questions, concerns, or suggestions related to our Notice or our privacy practices, contact the Investor Relations Team or Kayne’s Chief Compliance Officer, Michael O’Neil, at:

KA Fund Advisors, LLC
717 Texas Avenue, Suite 2200
Houston, TX 77002

Website: https://www.kaynefunds.com/
Email Address: CEF@kayneanderson.com
Toll Free Phone Number: 877-657-3863

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

Changes to this Privacy Notice

We reserve the right to update this Notice at any time to reflect changes in our policies concerning the collection and use of personal information.

This Privacy Notice was last revised on January 16, 2020.

Directors and Corporate Officers

James C. Baker, Jr.	Chairman of the Board of Directors, President and Chief Executive Officer
William H. Shea, Jr.	Lead Independent Director
William R. Cordes	Director
Holli C. Ladhani	Director
Michael N. Mears	Director
Barry R. Pearl	Director
Carita S. Walker	Director
Harrison J. Little	Executive Vice President
A. Colby Parker	Chief Financial Officer and Treasurer
Ron M. Logan, Jr.	Executive Vice President
Michael J. O’Neil	Executive Vice President and Secretary
Gordon H. Hamilton	Vice President
Adriana I. Jimenez	Vice President
Mark V. Mangilit	Chief Compliance Officer
Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 2200 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
2121 Avenue of the Stars, 9th Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar Equiniti Trust Company, LLC 48 Wall Street, Floor 23 New York, NY 10005 (888) 888-0317
Custodian U.S. Bank, N.A 1555 Rivercenter Drive Milwaukee, WI 53212	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017
Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2.       Code of Ethics.

(a)     As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)    During the period covered by this report, no waiver, including implicit waiver, was granted from any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(f)(1) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.       Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has four audit committee financial experts serving on its Audit Committee.

(a)(2) The audit committee financial experts are William R. Cordes, Holli C. Ladhani, Michael N. Mears and Barry R. Pearl. Messrs. Cordes, Mears and Pearl and Ms. Ladhani are “independent” for purposes of this Item.

Item 4.       Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (i) fiscal year ended November 30, 2025, and (ii) fiscal year ended November 30, 2024.

	2025	2024
Audit Fees	$308,000	$205,000
Audit-Related Fees	—	—
Tax Fees	280,000	399,000	(1)
All Other Fees	—	—
Total	$588,000	$604,000

____________

(1)    Tax fees include fees billed to the Registrant for tax services related to funds acquired through merger.

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)     No disclosures are required by this Item 4(f).

(g)    The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal years ended November 30, 2025 and 2024 were $280,000 and $399,000, respectively. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $1,398,000 and $4,124,000 for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2025 and 2024, respectively.

(h)    The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and has determined that the provision of such non-audit services is compatible with maintaining the Registrant’s principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

Item 5.       Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). William R. Cordes (Chair), Holli C. Ladhani, Michael N. Mears and Barry R. Pearl are the members of the Registrant’s Audit Committee.

Item 6.       Investments.

(a)     Please see the Schedule of Investments contained in the KYN Annual Report for the fiscal year ended November 30, 2025 included under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.       Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.     Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable. A discussion of the material factors and the conclusions with respect to the board of directors’ approval of the Registrant’s investment management agreement is included in the Registrant’s semi-annual report to stockholders for the period ended May 31, 2025.

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective proxy voting policies and procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing of this report, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

James C. Baker, Jr. has served as Chief Executive Officer of the Registrant since June 2019; as President of the Registrant since June 2016; and as Director and portfolio manager of the Registrant since November 2017. Mr. Baker has served as Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP,” and the Adviser together with KACALP, “Kayne Anderson”) since February 2008; and Executive Vice President of the Registrant from June 2008 to June 2016. Mr. Baker served as President of Kayne Anderson BDC, Inc. (“KABDC”) from February 2021 until August 2023; Chief Executive Officer of KABDC from June 2021 until August 2023; and President and Chief Executive Officer of Kayne DL 2021, Inc. (“KDL”) from December 2021 until August 2023. Prior to joining Kayne Anderson in 2004, Mr. Baker was Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Prior to that, he was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He earned a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Harrison J. Little has served as Executive Vice President of the Registrant since February 2024. Mr. Little has served as Co-Head of KA Fund Advisors, LLC (“KAFA”) since January 2026; and as Partner and Head of Research at KAFA since December 2023. Prior to rejoining Kayne Anderson in 2023, Mr. Little was a Partner and the Director of Research for Decade Renewable Partners, an energy-specific hedge fund co-founded by Mr. Little in 2021. Prior to that, Mr. Little spent four years at Citadel LLC, investing across the energy value chain, including renewables, infrastructure, upstream and integrated energy companies. Mr. Little was a member of Kayne Anderson’s energy infrastructure group from 2012 to 2015. Prior to joining Kayne Anderson in 2012, Mr. Little began his career as an investment banking analyst at Jefferies. He earned his bachelor’s degrees in the Business Honors and Plan II programs at the University of Texas at Austin in 2011 as well as an MBA from the University of Chicago in 2017.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Manager:

The following table reflects information regarding accounts for which the Portfolio Managers has day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below under (a)(2)(iii). Information is shown as of November 30, 2025, except as noted below. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
James C. Baker, Jr.	1	$126	3	$740	6	$364
Harrison J. Little	1	126	3	740	6	364

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers has day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2025, except as noted below. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
James C. Baker, Jr.	—	—	1	$467	3	$197
Harrison J. Little	—	—	1	$467	3	$197

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. Baker and Little have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of each the Portfolio Manager:

As of November 30, 2025, Messrs. Baker and Little are compensated by Kayne Anderson through partnership distributions from Kayne Anderson, based on the amount of assets managed, and receive a portion of the advisory fees applicable to those accounts (including the Registrant), which, with respect to certain accounts (not including the Registrant), as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. Baker and Little are normal and customary benefits generally available to all salaried employees.

(a)(4) As of November 30, 2025, the end of the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

James C. Baker, Jr.: over $1,000,000

Harrison J. Little: $100,001 – $500,000

(b) Not applicable

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1-31, 2024	101,489	$12.78	—	Not applicable.
January 1-31, 2025	72,314	$13.52	—	Not applicable.
February 1-28, 2025	75,280	$12.76	—	Not applicable.
March 1-31, 2025	73,978	$12.92	—	Not applicable.
April 1-30, 2025	79,002	$11.78	—	Not applicable.
May 1-31, 2025	74,737	$12.26	—	Not applicable.
June 1-30, 2025	67,488	$12.80	—	Not applicable.
July 1-31, 2025	69,895	$12.48	—	Not applicable.
August 1-31, 2025	69,070	$12.56	—	Not applicable.
September 1-30, 2025	68,485	$12.42	—	Not applicable.
October 1-31, 2025	71,213	$11.62	—	Not applicable.
November 1-30, 2025	77,258	$12.38	—	Not applicable.
Total	900,209	$12.53	—	—

____________

(1)    Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted September 27, 2004, and last amended March 12, 2009.

Item 15.     Submission of Matters to a Vote of Security Holders.

None.

Item 16.     Controls and Procedures.

(a)     The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and
Rule 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)    There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not participate in securities lending activities during the fiscal year ended November 30, 2025.

Item 18.     Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.     Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)    Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99)  Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99)  Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
Date: January 23, 2026	By:	/s/ James C. Baker, Jr.
James C. Baker, Jr.
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: January 23, 2026	By:	/s/ James C. Baker, Jr.
James C. Baker, Jr.
Chairman of the Board of Directors, President and Chief Executive Officer
Date: January 23, 2026	By:	/s/ A. Colby Parker
A. Colby Parker
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)    Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99)  Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99)  Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.